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                                                                   Exhibit 10.69

                  THIS NOTE PURCHASE AGREEMENT dated as of November 1, 2001 (the "Agreement") is made and entered into by and between VERTEX INTERACTIVE, INC., a New Jersey corporation (the "Company"), and MIDMARK CAPITAL II, L.P., a Delaware limited partnership ("Purchaser"). Capitalized terms not otherwise defined herein have the meanings set forth in Article I.

                  WHEREAS, the Purchaser desires to lend to the Company that amount set forth next to such Purchaser's name on Exhibit A attached hereto, and the Company desires to issue to the Purchaser a secured promissory note substantially in the form set forth on Exhibit B attached hereto (the "Note") and convertible, at the option of the Purchaser, into that number of shares of Series C 10% Cumulative Convertible Preferred Stock, par value $.01 per share of the Company (the "Series C Preferred Stock") as set forth in the Note (the "Shares") upon the Company obtaining the requisite shareholder approval for the issuance of such Shares.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.1 Definitions. Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "AAA" has the meaning ascribed to it in Section 5.14.

                  "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation.

                  "Affiliate" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

                  "Agreement" means this Agreement and the company disclosure schedule, as the same shall be amended from time to time.

                  "Allonge" is defined in Section 2.2.

                  "Amended and Restated Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser and certain of the Purchaser's Affiliates.




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                  "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

                  "Board of Arbitration" has the meaning ascribed to it in
Section 5.14.

                  "Certificate of Amendment" means the Certificate of Amendment with respect to the Series C Preferred Stock previously adopted by the Board of Directors and duly filed with the Secretary of State of the State of New Jersey on or about November 2, 2001, substantially in the form attached hereto as Exhibit C.

                  "Claims" has the meaning set forth in Section 3.17 of this Agreement.

                  "Closing Date" has the meaning ascribed to it in Section 2.2.

                  "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                  "Common Stock" has the meaning ascribed to it in Section 3.7.

                  "Company" has the meaning ascribed to it in the forepart of this Agreement.

                  "Company Intellectual Property" has the meaning set forth in
Section 4.17 of this Agreement.

                  "Company Plans" means each Plan that the Company maintains or to which the Company makes contributions.

                  "Company Stock Options" has the meaning set forth in Section
3.7 of this Agreement.

                  "Condition of the Company" means the assets, business, properties, operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                  "Condition of the Purchaser" means the assets, business, properties, operations or condition (financial or otherwise) of the Purchaser and its Subsidiaries taken as a whole.

                  "Corporation Law" has the meaning set forth in Section 3.21 of this Agreement.

                  "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

                  "Environmental Laws" means federal, state, local and foreign laws, principles of common laws, civil laws, regulations, and codes, as well as orders, decrees, judgments or





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injunctions, issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety.

                  "Exchange Act" has the meaning ascribed to it in Section 3.9.

                  "GAAP" means generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "Intellectual Property" means all Patents, Trademarks, Copyrights, technology, know-how and processes.

                  "Knowledge of the Company" means the actual knowledge of any officer or director of the Company or any Subsidiary of the Company.

                  "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Liabilities" has the meaning set forth in Section 3.16 of this Agreement.

                  "Licenses" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.

                  "Material Adverse Effect" with respect to an entity means any event, change or effect which is materially adverse to the business, financial condition or results of operations of such entity (or of such group of entities taken as a whole).

                  "MidMark Capital" shall mean MidMark Capital II, L.P.

                  "Note" has the meaning ascribed to it in the forepart of this Agreement.

                  "Order(s)" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.






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                  "Preferred Stock" has the meaning ascribed to it in Section
3.7.

                  "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

                  "Requirements of Law" means, as to any Person, any law, statute, treaty, rule, regulation, right, privilege, qualification, license or franchise or determination of an arbitrator or a court or other Governmental Authority or stock exchange, in each case applicable or binding upon such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                  "Rule 144" shall mean Rule 144 promulgated by the SEC under the Securities Act (or any successor or similar rule then in force).

                  "SEC" shall mean the Securities and Exchange Commission

                  "SEC Reports" has the meaning ascribed to it in Section 3.9.

                  "Securities Act" has the meaning ascribed to it in Section
3.9.

                  "Security and Collateral Agency Agreement" is defined in
Section 2.2.

                  "Series A Preferred Stock" shall mean Series A Convertible Preferred Stock, par value $.01 per share of the Company.

                  "Series B Preferred Stock" shall mean Series B Convertible Preferred Stock, par value $.01 per share of the Company.

                  "Series C Preferred Stock" has the meaning ascribed to it in the forepart of this Agreement.

                  "Stock Equivalents" means any security or obligation which is by its terms convertible into or exchangeable or exercisable for shares of common stock or other capital stock, and any option, warrant or other subscription or purchase right with respect to common stock or such other capital stock.

                  "Shares" has the meaning ascribed to it in the forepart of this Agreement.

                  "Subsidiary" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than fifty percent (50%) of either the equity interests in, or the voting control of, such Person.

                  "Tax Returns" means all reports, estimates, information returns, statements and other documents (including any related or supporting information) filed or required to be filed with any Tax authority in connection with the determination, assessment, collection, or administration of any Taxes.



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                  "Transaction Documents" means, collectively, this Agreement, the Certificate of Amendment, the Amended and Restated Registration Rights Agreement, the Allonge, the Security and Collateral Agency Agreement, and the Voting Agreement.

                  "Voting Agreement" is defined in Section 2.2.

                  (b) Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrase "ordinary course of business" refers to the business of the Company or a Subsidiary. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Any representation or warranty contained herein as to the enforceability of a contract shall be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

                                   ARTICLE II
                                  NOTE PURCHASE

         2.1 Purchase. The Purchaser hereby agrees to lend to the Company that amount set forth next to such Purchaser's name on Exhibit A and the Company hereby agrees to issue to the Purchaser a Note as described on Exhibit B with respect to such Purchaser on the Closing Date, on the terms and subject to the conditions set forth in this Agreement.

         2.2 Closing. The Closing is taking place concurrently with the execution and delivery of this Agreement at the offices of McCarter & English, LLP, 4 Gateway Center, Newark, New Jersey, at 10:00 A.M. local time, on November 1, 2001 (the "Closing Date"). At the Closing, the Purchaser will wire transfer the amount of immediately available funds as set forth next to such Purchaser's name on Exhibit A to such account as the Company may reasonably direct by written notice delivered to the Purchaser by the Company before the Closing Date. Simultaneously, the Company will issue to the Purchaser a Note as described on Exhibit B with respect to the Purchaser. In addition, in order to induce the Purchaser to enter into the transactions contemplated hereby, (i) the Company, on the one hand, and Purchaser and certain of Purchaser's Affiliates, on the other hand, will each simultaneously enter into an Allonge ("Allonge") to Convertible Promissory Notes, in an aggregate amount of $5,500,000, in the form attached hereto as Exhibit E, which Notes were originally issued on June 19, 2001; (ii) the Company and MidMark Investments, Inc., as Collateral Agent, shall enter into a Security and Collateral Agency Agreement in the form attached hereto as Exhibit F (the "Security and Collateral Agency Agreement"); (iv) the Purchaser and certain Affiliates of the Company who are listed on Schedule 2.3 attached hereto shall enter into a stockholder Voting Agreement (the "Voting Agreement") in the form attached hereto as Exhibit G; and (v) the Company, the




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Purchaser and certain Affiliates of the Purchaser shall enter into an Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit H.

         2.3 Opinion of Counsel. The Purchaser shall receive an opinion, in the form attached hereto as Exhibit D, from the Law Offices of Jeffrey Marks, P.C., counsel to the Company, dated as of the Closing Date.

         2.4 Use of Proceeds. The Company shall use the funds received from the issuance of the Note for the purposes as set forth on Schedule 2.4 attached hereto.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 Corporate Existence and Power. The Company and each of its Subsidiaries (a) are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) have all requisite power and authority to own and operate their property, to lease the property they operate as lessee and to conduct the businesses in which they are currently, or are proposed to be, engaged; (c) are duly qualified as foreign corporations, licensed and in good standing under the laws of each jurisdiction in which their ownership, lease or operation of property or the conduct of their respective businesses requires such qualification, except to the extent such failure would not reasonably be expected to have a material adverse effect on the Condition of the Company; and (d) have the corporate power and authority to execute, deliver and perform their respective obligations under this Agreement and each of the other Transaction Documents. No jurisdiction, other than those referred to in clause (c) above, has claimed, in writing or otherwise, that the Company or any of its Subsidiaries is required to qualify as a foreign corporation or other entity therein. Neither the Company nor any of its Subsidiaries owns or leases property or is required to file any Tax Returns in any jurisdiction other than their respective jurisdictions of incorporation and the jurisdictions referred to in clause (c) above.

         3.2 Authorization; No Contravention. Except for the requirement to obtain Shareholder Approval of the issuance of the Shares upon conversion of the Note, the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents and the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note, the Allonge, the Shares and the issuance of shares of Common Stock upon conversion of the Shares) (a) have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Certificate of Incorporation, the Certificate of Amendment or the By-laws of the Company; (c) do not violate, conflict with or result in any breach, default or contravention of (or with due notice or lapse of time or both would result in any breach, default or contravention of), or the creation of any Lien under, any Contractual Obligation of the Company or any Requirement of Law applicable to the Company; and (d) do not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, the Company, excluding from the foregoing clauses (c) and (d) violations, conflicts, breaches, defaults, contraventions and creation of Liens which, individually or in the aggregate, could not





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reasonably be expected to have a material adverse effect on the Condition of the
Company or on the ability of the Company to consummate the transactions contemplated by this Agreement.

         3.3 Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the sale, issuance and delivery of the Shares) by, or enforcement against, the Company of this Agreement and the other Transaction Documents or the transactions contemplated hereby and thereby.

         3.4 Binding Effect. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         3.5 Litigation. Except as disclosed in the SEC Reports, there are no actions, suits, proceedings, claims, complaints, disputes, arbitrations or investigations (collectively, "Claims") pending or, to the Knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries that, individually or in the aggregate, has resulted or could reasonably be expected to result in a material adverse change in the Condition of the Company. No Order has been issued by any court or other Governmental Authority against the Company or any of its Subsidiaries purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Transaction Documents.

         3.6 Compliance with Laws.

                  (a) The Company and each of its Subsidiaries is in compliance with all material Requirements of Law and all Orders issued by any court or Governmental Authority against the Company or any of its Subsidiaries, as the case may be, in all respects, except to the extent such failure to comply would not reasonably be expected to have a material adverse effect on the Condition of the Company. To the Company's Knowledge, there is no existing or proposed Requirement of Law which could reasonably be expected to prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely affect the Company or any of its Subsidiaries in, conducting its business in any jurisdiction in which it now conducts or proposes to conduct its business, except to the extent such prohibition or restriction would not reasonably be expected to have a material adverse effect on the Condition of the Company.

                  (b) The Company and each of its Subsidiaries (i) has all material licenses, permits and approvals of any Governmental Authority (collectively, "Permits") that are necessary for the conduct of the business of the Company and each of its Subsidiaries; (ii) such Permits are in full force and effect; and (iii) no violations are or have been recorded in respect of





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any Permit, except as could not reasonably be expected to have a material adverse effect on the Condition of the Company.

         3.7 Capitalization.

                  (a) The authorized capital stock of the Company consists of
(x) seventy-five (75) million shares of common stock, par value $.005 per share ("Common Stock") and (y) two (2) million shares of preferred stock, par value $.01 per share ("Preferred Stock") of which (i) 1,356,852 shares are designated as Series A Preferred Stock, (ii) 1,000 shares are designated as Series B Preferred Stock, and (iii) 10,000 shares are designated as Series C Preferred Stock. After giving effect to the transactions contemplated by this Agreement,
(i) 35,312,147 shares of Common Stock are issued and outstanding, all of which were validly issued and are fully paid, nonassessable and not subject to preemptive rights, (ii) 40,055 shares of Common Stock are held in the treasury of the Company or by the Company's Subsidiaries, (iii) 9,954,982 shares of Common Stock are reserved for issuance upon exercise of outstanding Company Stock Options, (iv)1,356,852 shares of Series A Preferred Stock are issued and outstanding, all of which were validly issued, and are fully paid, nonassessable and not subject to preemptive rights, (v) 1,356,852 shares of Common Stock are reserved for issuance upon the conversion of the Series A Preferred Stock, (vi) 1,000 shares of Series B Preferred Stock are issued and outstanding, all of which were validly issued, and are fully paid, nonassessable and not subject to preemptive rights, (vii) 1,190,000 shares of Common Stock are reserved for issuance upon the conversion of the Series B Preferred Stock, (viii) 3,000 shares of Series C Preferred Stock are reserved for issuance upon conversion of the Note, (ix) 3,570,000 shares of Common Stock are reserved for issuance upon the conversion of the Series C Preferred Stock, and (x) $5,500,000 of Convertible Note Payable, which automatically convert into shares of Common Stock or Series C Preferred Stock or any future Series of Preferred Stock as set forth in the Allonge to the Notes. Except for agreements or arrangements in connection with options to purchase an aggregate of 9,954,982 shares of Common Stock (the "Company Stock Options"), there are no options, warrants, calls, conversion rights, stock appreciation rights, redemption rights, repurchase rights or other rights, agreements, arrangements or commitments of any character to which the Company is a party or by which the Company is bound obligating the Company to issue or sell any shares of capital stock of, other equity interests in, or securities exchangeable for or convertible into capital stock or other equity interests in, the Company. The Shares, when issued upon conversion of the Notes, and the shares of Common Stock when issued upon conversion of the Series C Preferred Stock, will be duly authorized, validly issued, fully paid and non-assessable, will be issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws and will be free and clear of all other Liens. All of the issued and outstanding shares of Common Stock and Preferred Stock are all duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws.

                  (b) Schedule 3.7(b) sets forth, as of the Closing Date, a true and complete list of (x) each of the Subsidiaries of the Company, (y) the aggregate number of authorized shares of capital stock of such Subsidiary and
(z) the stockholders of such Subsidiary and, opposite the name of each stockholder, the amount of all outstanding capital stock and Stock Equivalents






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owned by such stockholder. The Company owns all of the issued and outstanding capital stock of the Subsidiaries of the Company, free and clear of all Liens. All of such shares of capital stock are duly authorized, validly issued, fully paid and non-assessable, and were issued in compliance with the registration and qualification requirements of all applicable federal, state and foreign securities laws. Except as set forth on Schedule 3.7(b), there are no options, warrants, conversion privileges, subscription or purchase rights or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued, unauthorized or treasury shares of capital stock or other securities of, or any proprietary interest in, any of the Company's Subsidiaries, and there is no outstanding security of any kind convertible into or exchangeable for such shares or proprietary interest. Except as set forth on Schedule 3.7(b), neither the Company nor any of its Subsidiaries owns any interest, or has a right to acquire any interest, in any Person that is not a Subsidiary.

         3.8 No Default or Breach; Contractual Obligations. Except as set forth on Schedule 3.8, the Company has not received notice of a default and is not in default under, or with respect to, any Contractual Obligation nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. All Contractual Obligations of the Company are valid and legally binding obligations of the parties thereto, enforceable in accordance with their terms, and are subsisting, in full force and effect and binding upon the Company and the other parties thereto, and the Company has paid in full or accrued all amounts due thereunder and has satisfied in full or provided for all of its liabilities and obligations thereunder. To the Knowledge of the Company, no other party to any such Contractual Obligation is in violation of or in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default by such other party thereunder.

         3.9 SEC Filings; Financial Statements.

                  (a) The Company has filed all forms, reports, schedules, statements and other documents (including all exhibits, annexes, supplements and amendments to such documents) required to be filed by it under the Exchange Act and the Securities Act since January 1, 1998 (the "SEC Reports"). The SEC Reports, including any financial statements or schedules included or incorporated therein by reference, at the time they were filed, (i) complied in all material respects with the requirements of the Exchange Act or the Securities Act or both, as the case may be, applicable to those SEC Reports and
(ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary in order to make the statements made in those SEC Reports, in the light of the circumstances under which they were made, not misleading.

                  (b) Each of the consolidated balance sheets included in or incorporated by reference into the SEC Reports (including the related notes and schedules) fairly presented, in all material respects, the consolidated financial position of the Company as of the dates set forth in those consolidated balance sheets. Each of the consolidated statements of income and of cash flows included in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presented, in all material respects, the consolidated results of operations and cash flows, as the case may be, of the Company and the consolidated Subsidiaries of the Company for the periods set forth in those consolidated statements of income and of cash flows

(subject, in the case of unaudited quarterly statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), in each case in conformity with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the Commission) consistently applied throughout the periods indicated. All of such balance sheets and statements complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.

                  (c) Except as and to the extent set forth on the consolidated balance sheet of the Company and the consolidated Subsidiaries of the Company as of June 30, 2001, including the related notes, neither the Company nor any Subsidiary of the Company has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in the related notes prepared in accordance with GAAP, except for liabilities or obligations that, individually or in the aggregate, could not reasonably be expected to result in a material adverse change in the Condition of the Company.

         3.10 Taxes. To the best Knowledge of the Company (a) the Company has paid or reserved for all Taxes shown on its Tax Returns that have come due and are required to be paid by it on and through the date hereof, other than Taxes being disputed by the Company in good faith for which adequate reserves have been made in accordance with GAAP and which are shown on the financial statements of the Company; (b) except for certain state or foreign filings which have not been timely filed but for which there will be no material impact, either individually or in the aggregate, on the Condition of the Company, the Company has timely filed or caused to be filed all Tax Returns that it is required to file on and through the date hereof (including all applicable extensions), and all such Tax Returns are accurate and complete in all material respects; (c) with respect to all Tax Returns of the Company, (i) there is no unassessed Tax deficiency proposed or threatened against the Company that is material in amount and has not been reserved for and (ii) no audit or other administrative or judicial proceeding is in progress with respect to any Tax Returns, no extension of time is in force with respect to any date on which any Tax Return was or is to be filed and no waiver or agreement is in force for the extension of time for the assessment or payment of any Tax; and (d) there are no Liens for Taxes on the assets of the Company. For federal income tax purposes, the Company is an association taxable as a corporation. The Company is not a "collapsible corporation" within the meaning of Section 341(b) of the Code.

         3.11 No Material Adverse Change; Ordinary Course of Business. Except as publicly disclosed prior to the date hereof, since June 30, 2001, (a) there has not been any material adverse change, nor any event or development which could reasonably be expected to result in a material adverse change on the Condition of the Company, (b) the Company has not participated in any transaction material to the Condition of the Company or otherwise acted outside the ordinary course of business, including, without limitation, declaring or paying any dividend or declaring or making any distribution to its stockholders except out of the earnings of the Company, (c) the Company has not increased the compensation of any of its officers or the rate of pay of any of its employees, except as part of regular compensation increases in the ordinary course of business, (d) the Company has not created or assumed any Lien on a material asset of the Company,
(e) the Company has not entered into any Contractual Obligation, other than in the






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ordinary course of business and (f) there has not occurred a material change in the Company's accounting principles or practice except as required by reason of a change in GAAP.

         3.12 Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Shares. No registration of the Shares, pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, will be required by the offer, sale or issuance of the Shares. The Company agrees that neither it, nor anyone acting on its behalf, shall offer to sell the Note or the Shares or any other securities of the Company so as to require the registration of the Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Note or the Shares or other securities are so registered.

         3.13 Labor Relations. (a) The Company is not engaged in any unfair labor practice; (b) there is (i) no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or, to the Knowledge of the Company, threatened against the Company, and (ii) no strike, labor dispute, slowdown or stoppage pending or, to the Knowledge of the Company, threatened against the Company; (c) the Company is not a party to any collective bargaining agreement or contract; (d) there is no union representation question existing with respect to the employees of the Company; and (e) no union organizing activities are taking place. To the Knowledge of the Company, no officer or key employee, or any group of key employees, intends to terminate their employment with the Company. The Company has not discussed or taken any steps to terminate the employment of any officer, key employee or group of key employees. To the knowledge of the Company, each of the Company's officers and key employees spends all, or substantially all, of his business time on the Company's business. None of the Company's employees is resident in the United States in violation of any Requirement of Law.

         3.14 Employee Benefit Plans. Except as would not have a material adverse effect on the Company, each Company Plan (and related trust, insurance contract or fund) has been established and administered in accordance with its terms, and complies in form and in operation with the applicable requirements of ERISA and the Code and other applicable Requirements of Law. Except as would not have a material adverse effect on the Company, all contributions (including all employer contributions and employee salary reduction contributions) which are due have been paid to each Company Plan. Each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has been so qualified during the period since its adoption; each trust created under any such Company Plan is exempt from tax under Section 501(a) of the Code and has been so exempt since its creation.

         3.15 Title to Assets. The Company owns and has good, valid, and marketable title to all of its properties and assets used in its business and reflected as owned in the SEC Reports or in any financial statements or schedules included or incorporated by reference therein or so described in any Schedule hereto, in each case free and clear of all Liens.

         3.16 Liabilities. The Company does not have any direct or indirect obligation or liability ("Liabilities") other than (a) Liabilities fully and adequately reflected or reserved against on any financial statements or schedules included or incorporated by reference into the SEC

Reports and (b) Liabilities incurred since June 30, 2001 in the ordinary course of business. The Company has no Knowledge of any circumstance, condition, event or arrangement that could reasonably be expected to give rise hereafter to any Liabilities of the Company except in the ordinary course of business.

         3.17 Intellectual Property.

              (a) (i) The Company and each Subsidiary of the Company is the owner of all, or has the license or right to use, sell and license all of, the material Copyrights, Patents, Trade Secrets, Trademarks, Internet Assets, Software and other proprietary rights (collectively, "Company Intellectual Property") that are necessary for its business as presently conducted or contemplated in its business plan, free and clear of all Liens.

                  (ii) None of the Company Intellectual Property is subject to any outstanding Order, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or, to the Knowledge of the Company, threatened, which challenges the validity, enforceability, use or ownership of the item.

                  (iii) The Company and each Subsidiary of the Company have
              substantially performed all obligations imposed upon it under all Intellectual Property licenses, sublicenses, distributor agreements and other agreements under which the Company or any of its Subsidiaries is either a licensor, licensee or distributor, and is not, nor to the Knowledge of the Company is any other party thereto, in breach of or default thereunder in any respect, nor is there any event which with notice or lapse of time or both would constitute a default thereunder except as could not be expected to have a material adverse effect on the Condition of the Company. All of the material Intellectual Property licenses are valid, enforceable and in full force and effect in all material respects, and will continue to be so on identical terms immediately following the Closing except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  (iv) None of the Intellectual Property currently sold or
              licensed by the Company or any of its Subsidiaries to any Person or used by or licensed to the Company by any Person infringes upon or otherwise violates in any material respect any Intellectual Property rights of others.

                  (v) No litigation is pending and no Claim has been made
              against the Company or any of its Subsidiaries or, to the Knowledge of the Company, is threatened, contesting the right of the Company or any of its Subsidiaries to sell or license to any Person or use the Intellectual Property presently sold or licensed to such Person or used by the Company or any of its Subsidiaries.

              (b) To the Knowledge of the Company, no Person is infringing upon or otherwise violating the Intellectual Property rights of the Company or any of its Subsidiaries.

         3.18 Insurance. The Company maintains insurance policies covering all risks associated with the Company's business that are customarily insured against in the Company's industry in such amounts as are customary in such industry. Such policies and binders are valid and enforceable in accordance with their terms and are in full force and effect. None of such policies will be affected by, or terminate or lapse by reason of, any transaction contemplated by this Agreement or any of the other Transaction Documents.

         3.19 Environmental Matters. The Company is in compliance with all applicable Environmental Laws. There is no civil, criminal or administrative judgment, action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the Knowledge of the Company, threatened against the Company pursuant to Environmental Laws; and, to the Knowledge of the Company, there are no past or present events, conditions, circumstances, activities, practices, incidents, agreements, actions or plans which could reasonably be expected to prevent compliance with, or which have given rise to or will give rise to liability under, Environmental Laws.

         3.20 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any action taken by the Company.

         3.21 New Jersey Business Combination. The Board of Directors has taken all necessary actions to exempt (i) the transactions contemplated by this Agreement and (ii) any future "business combination" (as such term is defined in Section 14A:10A-3 of the New Jersey Business Corporation Act (the "Corporation Law")) between the Purchaser and/or any of its "affiliates" (as such term is defined in Section 14A:10A-3 of the Corporation Law) and the Company from the New Jersey Shareholders Protection Act (Sections 14A:10A-1 to 14A:10A-9 of the Corporation Law). Other than the New Jersey Shareholders Protection Act, no other state takeover or similar statute or regulation applies or purports to apply to the transactions contemplated by this Agreement or any future "business combination" (as such term is defined in Section 14A:10A-3 of the Corporation
Law) between the Purchaser and/or any of its "affiliates" (as such term is defined in Section 14A:10A-3 of the Corporation Law) and the Company.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser hereby represents and warrants to the Company as follows:

         4.1 Existence and Power. The Purchaser (a) is a limited partnership duly organized and validly existing under the laws of the jurisdiction of its formation and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party.

         4.2 Authorization; No Contravention. The execution, delivery and performance by the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, (a) have been duly authorized by all necessary corporate action, (b) do not contravene the terms of the Purchaser's organizational documents, or any amendment thereof, (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Purchaser or any Requirement of Law applicable to the Purchaser and (d) do not violate any Orders of any Governmental Authority against, or binding upon, the Purchaser, excluding from the foregoing clauses (c) and (d) violations, conflicts, breaches, defaults, contraventions and creation of Liens that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Condition of the Purchaser or on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

         4.3 Governmental Authorization; Third Party Consents. Except for certain post-closing reports to the United States Small Business Administration, no approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under any Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Note) by, or enforcement against, the Purchaser of this Agreement and each of the other Transaction Documents to which it is a party or the transactions contemplated hereby and thereby.

         4.4 Binding Effect. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by the Purchaser and constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         4.5 Purchase for Own Account. The Shares to be acquired by the Purchaser pursuant to this Agreement are being or will be acquired for its own account and with no intention of distributing or reselling such Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of such Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Purchaser's property being at all times within its control. If the Purchaser should in the future decide to dispose of any of such Shares, the Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Shares to the following effect:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES

                  MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

         4.6 Restricted Securities. The Purchaser understands that the Shares will not be registered at the time of their issuance under the Securities Act for the reason that the sale provided for in this Agreement is exempt pursuant to Section 4(2) of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth herein. In the event that the Purchaser desires to transfer the Shares to a third party at any time that the foregoing legend is required, the Purchaser shall provide the Company, prior to such transfer, with reasonable assurances that such transfer can be made in a manner that would not violate the Securities Act.

         4.7 Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar commissions payable by the Purchaser in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

                                   ARTICLE V
                                 MISCELLANEOUS


         5.1 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date for a period of two years.

         5.2 Stockholder Vote. The Company's Board of Directors shall recommend that the stockholders of the Company vote in favor of the issuance of the Shares upon conversion of the Note and the Allonge at the next meeting of stockholders which is held by the Company, and shall take all lawful action to solicit such approval.

         5.3 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                  (a)  If to Purchaser:      MidMark Capital II, L.P.
                                             c/o MidMark Investments, Inc.
                                             177 Madison Avenue
                                             Morristown, NJ  07960
                                             Attn: Wayne L. Clevenger
                                             Facsimile No.: (973) 971-9963

                  (b) with a copy to:        McCarter & English, LLP
                                             Four Gateway Center 100 Mulberry
                                             Street Newark, NJ 07102 Attn: David
                                             F. Broderick, Esq. Facsimile No.:
                                             (973) 624-7070

                  (c) If to the Company, to: Vertex Interactive, Inc.
                                             22 Audrey Place
                                             Fairfield, NJ 07004
                                             Facsimile No.: (973) 808-1776
                                             Attn: Nicholas R.H. Toms

                  (d) with a copy to:        Law Offices of Jeffrey Marks, P.C.
                                             415 Clifton Avenue
                                             Clifton, New Jersey 07015
                                             Facsimile No.: (973) 253-8858
                                             Attn: Jeffrey D. Marks, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

         5.4 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         5.5 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby except that the Company shall pay the reasonable fees and expenses of counsel to the Purchaser.

         5.6 Public Announcements. Except as otherwise required by Law or the rules of any applicable securities exchange or national market system, so long as this Agreement is in effect, the Purchaser and the Company will not, and will not permit any of their respective representatives to, issue or cause the publication of any press release or make any other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld. The Purchaser and the Company will cooperate with each other in the development and distribution of all press releases and other public announcements with respect to this Agreement and the transactions contemplated hereby, and will furnish the other with drafts of any such releases and announcements as far in advance as practicable.

         5.7 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its Affiliates, and in the case of the Purchaser, any Person who has provided, or who is considering providing, financing to the Purchaser to finance all or any portion of its amount payable to the Company on the Closing Date, and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliate, or any Person who has provided, or who is considering providing, financing or representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

         5.8 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

         5.9 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         5.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

         5.11 No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that any of the Purchaser may assign any or all of their rights, interests and obligations hereunder to a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment referred to in clause (b) shall relieve such Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         5.12 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         5.13 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         5.14 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New Jersey applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

         5.15 Arbitration. The parties to this Agreement agree that any disputes arising out of, or in connection with, the execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be settled by arbitration, which shall be conducted in Newark, New Jersey pursuant to the then prevailing rules of the American Arbitration Association ("AAA") by a panel of three arbitrators of the AAA (the "Board of Arbitration") acceptable to the Company, on the one hand, and the Purchaser, on the other hand. Each of the Company, on the one hand, and the Purchaser, on the other hand, shall select one
(1) member and the third member shall be selected by mutual agreement of the other members. If the other members fail to reach agreement on a third member within thirty (30) days after their selection, the parties shall jointly request the AAA to designate, in accordance with AAA rules, a third member experienced in industries in which the Company does business. The parties agree to facilitate the arbitration by (a) making available to one another and to the Board of Arbitration for inspection and extraction all documents, books, records, and personnel under their control or under the control of a person controlling or controlled by such party if determined by the Board of Arbitration to be relevant to the dispute, (b) conducting arbitration hearings to the greatest extent possible on successive business days and (c) using their best efforts to observe the time periods established by the rules of the AAA or by the Board of Arbitration for the submission of evidence and briefs. The decision of the Board of Arbitration shall be final, binding and not subject to further review, and judgment on the award of the Board of Arbitration may be entered in and enforced by any court having jurisdiction over the parties or their assets. Any costs incurred in conducting the arbitration shall be borne by the non-prevailing (as determined by the Board of Arbitration) party.

         5.16 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by or on behalf of each of the parties hereto as of the date first above written.


                            VERTEX INTERACTIVE, INC.


                            By: /s/ Nicholas Toms
                              -----------------------------------------------
                               Name:
                               Title:




                            MIDMARK CAPITAL II, L.P.,

                            By  MidMark Associates II, L.L.C.,
                            its General Partner


                            By /s/ Wayne L. Clevenger
                              -----------------------------------------------
                               Name: Wayne L. Clevenger
                               Title: Managing Director





                  Signature Page to the Note Purchase Agreement

                                    EXHIBIT A

                               List of Purchasers

MidMark Capital II, L.P.           $3,000,000               3,000 Shares*




         *Represents the number of Shares issuable upon conversion of the Note issued to such Purchaser in connection herewith.

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                            VERTEX INTERACTIVE, INC.
                           CONVERTIBLE PROMISSORY NOTE

$3,000,000.00                                              Fairfield, New Jersey
                                                                November 1, 2001

         VERTEX INTERACTIVE, INC., a New Jersey corporation (the "Company"), for value received hereby promises to pay to the order of MidMark Capital, II (the "Lender"), in lawful money of the United States, the principal sum of THREE MILLION DOLLARS ($3,000,000.00), plus any unpaid accrued interest thereon as determined in accordance with Section 2 below, on the Maturity Date. The "Maturity Date" means the earliest of: (1) November 1, 2002, (2) the Shareholder Rejection Date, or (3) the CSI Sale Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" shall have occurred if the shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms. The "CSI Sale Date" is the closing date on which the Company sells all or substantially all the assets which comprise the Company's line of business known as its CSI division. Notwithstanding the foregoing, in the event that the CSI Sale Date shall precede the date of Shareholder Approval or the Shareholder Rejection Date, then the "Maturity Date" of this Note shall be postponed until such date and the Lender shall have the right to require that the proceeds from the sale of the CSI division be held as cash collateral by the Collateral Agent. This Convertible Promissory Note (this "Note") is issued in connection with the transactions described in Article I of the Note Purchase Agreement, dated as of November 1, 2001, between the Company and the Purchaser named therein, as the same may from time to time be amended, modified or supplemented (the "Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         1. Conversion. At the option and sole discretion of the Lender, any amounts (including principal and interest) outstanding under this Note may be converted into Series C Preferred Shares at a conversion price of $1,000 per share at any time after the Company obtains the requisite shareholder approval as determined in accordance with the Laws of the State of New Jersey and the Nasdaq National Market ("Shareholder Approval") for the issuance of the Series C Preferred Shares to Lender upon the exercise by Lender of its right to convert as contemplated by this Note. Upon surrender of this Note to the Company for cancellation the Company shall promptly issue to Lender a share certificate or certificates representing the Shares bearing the legend described in the Agreement. The Lender's conversion rights with respect to any amounts outstanding under this Note shall continue for five days after any payment or prepayment under this Note, during which time the Lender shall have the right to return any such payment or prepayment as part of any such conversion.

         2. Interest. Unless earlier converted in accordance with the provisions hereof, the principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue each day at a per annum rate of 10% and shall be computed on the basis of a 360-day year applied to actual days elapsed. Beginning on December 3, 2001 and continuing on the first business day of each month, any accrued interest shall be added to the principal amount of this Note. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 4% computed on the basis of a 360-day year applied to actual days elapsed. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation.

         3. Prepayment. Before Shareholder Approval or Shareholder Rejection, this Note shall not be prepaid without the prior written consent of Lender. Thereafter this Note may be prepaid at the option of the Company.

         4. Payments. All payments to be made by the Company in respect of this Note shall be made by wire transfer to an account designated by Lender by written notice to the Company. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a business day, such due date shall be extended to the next succeeding business day. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim.

         5. Assignment. Except for assignments and transfers by the Lender to any direct or indirect partner of the Lender, neither this Note nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of Law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         6. Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         7. Collateral Security. The obligations of the Company of this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated October __, 2001 between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         8. Subordination. Without any further consent by the Lender or the Company, the obligations of the Company of this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         9. Transfer of This Note or Securities Issuable upon Conversion. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be directly or indirectly converted, Lender shall give written notice to the Company prior to such offer, sale or other disposition, describing briefly the manner thereof, together with a written opinion reasonably satisfactory to the Company of Lender's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify Lender that it may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Lender is not reasonably satisfactory to the Company, the Company shall so notify Lender promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

         10. Notices. Any notice, request or other communication required or permitted hereunder shall be made in accordance with the Agreement.

         11. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Lender or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends shall be payable or accrued in respect of this Note or the interest represented hereby or the Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         12. Governing Law. This Note shall be governed by and construed in accordance with the Laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

         13. Headings. The headings used in this Note have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         14. Invalid Provisions. If any provision of this Note is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Note will not be materially and adversely affected thereby,
(a) such provision will be fully severable, (b) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Note will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         IN WITNESS WHEREOF, the Company has caused this Note to be issued this 1st day of November, 2001.

                                                VERTEX INTERACTIVE, INC.

                                                By: /s/ Nicholas Toms
                                                   -----------------------------
                                                   Name:
                                                   Title:

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                  AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of November 1, 2001, between Vertex Interactive, Inc., a New Jersey corporation (the "Company"), MidMark Capital II, L.P., a Delaware limited partnership ("MidMark") and the original purchasers listed on the signature page hereto (each an "Original Purchaser", and collectively the "Original Purchasers"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Note Purchase Agreement (defined below).

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Original Purchasers have previously entered into that certain Registration Rights Agreement, dated June 19th, 2001 (the "Original Agreement") with respect to the shares of Common Stock issuable upon conversion of the Convertible Promissory Notes held by the Original Purchasers;

                  WHEREAS, an Allonge to the Convertible Promissory Note is being entered into by and between the Company and each Original Purchaser on and as of the date hereof, which Allonge, among other things, alters the class of stock into which the Convertible Promissory Notes are convertible into upon Shareholder Approval (as defined in the Note);

                  WHEREAS, the Company and MidMark have entered into a Note Purchase Agreement, dated as of the date hereof (the "Note Purchase Agreement"), pursuant to which MidMark shall purchase a note in the amount of $3,000,000.00 (the "Note") convertible into 3,000 shares of Series C 10% Cumulative Convertible Preferred Stock, par value $.01 per share of the Company upon Shareholder Approval (as defined in the Note); and

                  WHEREAS, the Original Purchasers and MidMark (each a "Purchaser" and collectively the "Purchasers") and the Company desire to amend and restate in its entirety the Original Agreement. The Shares of Common Stock issuable upon conversion of any of the securities issuable upon conversion of the Notes are hereinafter referred to as "Registrable Stock";

                  NOW, THEREFORE, in consideration of the respective covenants and conditions of the parties set forth herein and in the Note Purchase Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. Registration of Registrable Stock.

                  (a) Filing of Registration Statement. Provided that Shareholder Approval has been obtained, the Company shall use its reasonable best efforts to prepare and file within one hundred twenty (120) days hereof or if later within thirty (30) days of the date that Shareholder Approval is obtained, a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act") covering the offering and sale of the Registrable Stock by the Purchasers in privately negotiated transactions, "brokers' transactions" or in transactions directly with a "market maker," as such terms are defined in paragraphs (f) and
(g) of Rule 144 under the Securities Act ("Brokers' Transactions").

                  (b) Effectiveness; Amendments. The Company will use its reasonable best efforts to cause to be declared effective as soon as possible after filing and, except as set forth below, to remain effective under the Securities Act, the Registration Statement and will prepare and file with the SEC any amendments or post-effective amendments as may be necessary to keep the Registration Statement effective under the Securities Act. The Company will promptly notify the Purchasers in writing of the date on which the Registration Statement is declared effective. Notwithstanding the foregoing, (i) the Company shall not be required to keep the Registration Statement effective for purposes of the sale of Registrable Stock thereunder at any time after the earlier of (A) the date on which all shares of Registrable Stock have been sold or are no longer outstanding, and (B) the date which is two years (plus any time for delays arising from events described in clause (ii) below or Section 3(g) ) following the acquisition from the Company of the Registrable Stock, or such earlier date as of which the Purchasers shall be able to make use of the safe-harbor provisions of Rule 144(k) under the Act (or any successor rule) with respect to sales of Registrable Stock, and (ii) the Company shall not be obligated to keep the Registration Statement or the prospectus included therein (the "Prospectus") current during any period (A) of up to 60 days per calendar year if the Company's chief executive officer advises the Purchasers that he has determined in good faith that valid business reasons concerning a potential corporate transaction make doing so inadvisable, or (B) when financial statements do not satisfy the requirements of the last sentence of paragraph (b) of Rule 3-12 of Regulation S-X (or any successor rule) to the extent, and only to the extent, that the SEC interprets such sentence as being applicable to the continued effectiveness of the Registration Statement.

                  (c) Copies of Documents. During the period that the Company has agreed to use its reasonable best efforts to cause the Registration Statement to remain effective (the "Effectiveness Period"), the Company shall furnish to Purchasers such number of copies of the Registration Statement, the Prospectus and any amendments and supplements thereto and any documents incorporated by reference in the Registration Statement as Purchasers shall reasonably request.

                  (d) Blue Sky Compliance. The Company shall register or qualify or cooperate with the Purchasers in connection with the notification, coordination, registration or qualification (or obtain exemption from such registration or qualification) of the Registrable Stock under such other securities or blue sky laws of such jurisdictions in the United States as the Purchasers reasonably shall request and do any and all other acts and things which may be reasonably necessary to enable the Purchasers to consummate the disposition of the Registrable Stock by them under the Registration Statement in such jurisdictions during the Effectiveness Period; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, to subject itself to taxation in any jurisdiction where it has not theretofore done so or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (e) Notification. During the Effectiveness Period, the Company shall notify the Purchasers promptly, and (if requested by Purchasers) confirm such notice in writing, (i) of any request by the SEC or any other regulatory authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information relating thereto, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification or stop order with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the shares of Registrable Stock covered by the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the happening of any event which makes any statement made in such Registration Statement or in the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) Supplements and Post-Effective Amendments. Subject to the provisions of clause (ii) of the third sentence of Section 1(b) above, during the Effectiveness Period, upon the occurrence of any event contemplated by clause (i) or (iv) of paragraph (e) above, the Company will prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Purchasers of the Registrable Stock being sold thereunder, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) Listing. The Company shall cause the Registrable Stock covered by the Registration Statement to be listed on each securities exchange or securities quotation system, if any, on which similar securities issued by the Company are then listed.

                  (h) Correspondence with the SEC. The Company shall, upon request from Purchasers, deliver promptly to Purchasers copies of all correspondence between the SEC and the Company, its counsel or auditors.

                  (i) Stock Certificates. The Company will cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold under the Registration Statement, which certificates shall not have any restrictive legends.

                  2. Piggyback Registration. If at any time prior to the second anniversary of the date hereof the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (except on Form S-4 or Form S-8 or any successor forms thereto), for its own account, then the Company shall give written notice of such proposed filing to the holders of Registrable Stock as far in advance of the anticipated filing date as is practicable (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Registrable Stock as each such holder may request (a

"Piggyback Registration"); subject in all events to the agreement of the underwriter or underwriters of the offering contemplated by such registration statement that such shares of Registrable Stock can be included in such registration statement without adversely affecting such offering. Any reduction in the number of securities to be so offered shall be (i) first, pro-rata among all security holders who are exercising "piggyback" registration rights, based on the number of registrable securities originally proposed to be sold by each of them, and (ii) second, pro-rata among all security holders who are exercising "demand" registration rights pursuant to a registration rights agreement with the Company, based on the number of registrable securities originally proposed to be sold by each of them.

                  3. Obligations of the Purchasers. Following the filing of the Registration Statement and during any period that the Registration Statement is effective, the Purchasers shall:

                  (a) not effect any stabilization transactions or engage in any stabilization activity in connection with the Company common shares in contravention of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (b) furnish each broker through whom the Purchasers offer Registrable Stock such number of copies of the Prospectus as the broker may require and otherwise comply with prospectus delivery requirements under the Securities Act;

                  (c) not (and shall not permit any Affiliated Purchasers (as defined in Rule 10b-6 under the Exchange Act) to) bid for or purchase for any account in which any Purchasers have a beneficial interest, or attempt to induce any other person to purchase, any Company common shares in contravention of Regulation M under the Exchange Act;

                  (d) cooperate with the Company as the Company fulfills its obligations under Section 1(d) hereof;

                  (e) furnish such information concerning the Purchasers as the Company may from time to time reasonably request;

                  (f) sell Registrable Stock only in privately negotiated transactions or Brokers' Transactions; and

                  (g) not sell under the Registration Statement during any period after the Company has provided notice to the Purchasers pursuant to
Section 1(e)(iv) above and until the Company provides to the Purchasers notice that the Registration Statement no longer fails to state a material fact required to be stated therein, misstates a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made not misleading.

                  4. Expenses. The Company shall be responsible for the payment of (x) all registration and filing fees relating to registration of the offering by the Purchasers of the Registrable Stock, including, without limitation, registration and filing fees (A) with respect to filings required to be made with the SEC or the National Association of Securities Dealers and (B) with respect to registrations and filings made under state securities or blue sky laws and (y) any expenses incurred by the Company in connection with the preparation of the Registration Statement and the Prospectus. The Purchasers shall be responsible for payment of the fees and disbursements of their respective counsel in connection with the preparation of the Registration Statement and the Prospectus and their respective proportion of any fees paid to brokers in connection with the sale of any of the Registrable Stock.

                  5. Indemnification.

                  (a) Indemnity by the Company. The Company shall (i) indemnify and hold harmless the Purchasers and each person who controls the Purchasers, within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities ("Losses"), to which each such indemnified party may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, as amended or supplemented if the Company has furnished any supplements or amendments thereto (if used during the period the Company is required to keep the Registration Statement and Prospectus current), or any document filed under a state securities or blue sky law (collectively, "Registration Documents") or insofar as any Losses (or actions in respect thereof) arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, and (ii) reimburse each indemnified party for all legal or other expenses reasonably incurred by it in connection with investigating or defending any such Losses or actions, including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of the Company; provided, however, that the Company shall not be liable for any Losses arising out of or based upon any untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchasers expressly for use in the preparation of the Registration Document; and provided, further, that the Company shall not be liable to a particular indemnified party under the indemnity agreement in this Section 5(a) with respect to the Prospectus, as amended or supplemented, to the extent that the Loss arises from the sale of any shares of Registrable Stock by such indemnified party to the person asserting Loss and to which there was not sent or given, within the time required by the Securities Act, a copy of the Prospectus as then amended or supplemented, if the Company has previously furnished copies thereof to such indemnified party and such Prospectus as then amended or supplemented has corrected the misstatement or omission at issue.

                  (b) Indemnity by Purchasers. The Purchasers shall, severally and not jointly, (i) indemnify and hold harmless the Company, any officer, director, employee or agent of the Company, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any Losses to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made,) not misleading, and (ii) reimburse each indemnified party for all legal or other expenses reasonably incurred by it in connection with investigating or defending any such Losses or action, including any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the prior written consent of such Purchasers; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any Losses arise out of or are based upon an untrue statement or omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by the Purchasers expressly for use in the preparation thereof.

                  (c) Procedure for Indemnification. Promptly after receipt by an indemnified party, under Section 5(a) or 5(b), of notice of the commencement of any action, the indemnified party shall notify the indemnifying party in writing of the commencement thereof, if a claim in respect thereof is to be made against an indemnifying party under any of these Sections; but the omission of such notice shall not relieve the indemnifying party from liability which it may have to the indemnified party under this Section 5, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 5. In the event that an action is brought against the indemnified party and such indemnified party notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided however, that
(i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim within 20 days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so, or (ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party, or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above. In no event shall the indemnifying party be responsible for more than one firm of counsel for all indemnified parties.

                  (d) Non-Exclusive Indemnity. Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

                  (e) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand (taking into consideration the fact that the provision of the registration rights hereunder served as an inducement to the Purchasers to enter into the Subscription Agreement) and the indemnified party on the other, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  6. Miscellaneous.

                  (a) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey without giving effect to the choice of law principles thereof.

                  (b) Entire Agreement; Amendment; Waiver. This Agreement: (i) contains the entire agreement among the parties hereto with respect to the subject matter hereof, (ii) supersedes all prior written agreements and negotiations and oral understandings, if any, with respect thereto, (including, without limitation the Original Agreement) and (iii) may not be amended or supplemented except by an instrument or counterparts thereof in writing signed by the Company and each of the Purchasers. No waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

                  (c) Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns; provided, however, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

                  (d) Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  (e) Notices. All notices, requests, consents and other communications to any party hereunder shall be in writing and shall be given either by personal service, certified mail, return receipt requested, overnight courier or telecopy, addressed as follows:

                  (i) if to the Company, to:

                            Vertex Interactive, Inc.
                            22 Audrey Place
                            Fairfield, NJ  07004
                            Attn: Nicholas R.H. Toms
                            Facsimile No.: (973) 472-0814

                  (ii) with a copy to:

                            Law Offices of Jeffrey Marks, P.C.
                            415 Clifton Avenue
                            Clifton, NJ  07015
                            Attn: Jeffrey D. Marks
                            Facsimile No.: (973) 253-8858

                  (iii) if to Purchasers:

                            MidMark Capital II, L.P.
                            c/o MidMark Investments, Inc.
                            177 Madison Avenue
                            Morristown, NJ  07960
                            Attn: Wayne Clevenger
                            Facsimile No.: (973) 971-9963

                  (iv) with a copy to:

                            McCarter & English, LLP
                            Four Gateway Center
                            100 Mulberry Street
                            Newark, NJ  07102
                            Attn: David Broderick, Esq.
                            Facsimile No.: (973) 624-7070

or to such other address as any party may hereafter specify to the other parties hereto by notice sent in accordance with this Section 6(e). Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 6(e).

                  (f) Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.


                          VERTEX INTERACTIVE, INC.


                          By:   /s/ Nicholas Toms
                             -----------------------------------
                             Name:
                             Title:


                          MIDMARK CAPITAL II, L.P.,

                          By  MidMark Associates II, L.L.C., its General Partner



                          By    /s/ Wayne L. Clevenger
                             -----------------------------------
                             Name:  Wayne L. Clevenger
                             Title:  Managing Director


                          ORIGINAL PURCHASERS


                          MIDMARK CAPITAL, L.P.,

                          By  MidMark Associates, Inc., its General Partner



                          By    /s/ Wayne L. Clevenger
                             -----------------------------------
                             Name:  Wayne L. Clevenger
                             Title:  Managing Director


                          O'BRIEN LIMITED PARTNERSHIP
                          By: Denis Newman, General Partner

                          /s/ Denis Newman
                          --------------------------------------
                          Name:  Denis Newman

                          JOSEPH R. ROBINSON

                          /s/ Joseph R. Robinson
                          --------------------------------------
                          Joseph R. Robinson


                          PAINEWEBBER CUSTODIAN
                          F/B/O WAYNE LYLE CLEVENGER


                          By /s/ Wayne L. Clevenger
                          --------------------------------------
                          Name:  Wayne L. Clevenger
                          Title:  Trustee, SEP Plan


                          MATTHEW FINLAY/TERESA FINLAY,
                          AS JOINT TENANTS


                          By /s/ Matthew Finlay
                          --------------------------------------
                          Matthew Finlay


                          By /s/ Teresa Finlay
                          --------------------------------------
                          Teresa Finlay

                          STOCKHOLDER VOTING AGREEMENT

                  THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is entered into as of November 1, 2001, by and among MidMark Capital II, L.P. ("MidMark") and the stockholders of Vertex Interactive, Inc., a Delaware corporation (the "Company") which are listed on Exhibit A attached hereto (each a "Stockholder and collectively "the "Stockholders"). Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement (as defined below).

                  WHEREAS, MidMark and the Company have entered into that certain Note Purchase Agreement dated as of November 1, 2001 (the "Note Purchase Agreement"), providing for the purchase of a $3,000,000 secured promissory note (the "New Note") which is convertible at the option of MidMark into that number of shares of Series C Preferred Stock as set forth in the Note (the "Series C Shares") upon the Company obtaining the requisite shareholder approval for the issuance of such Series C Shares (the "Purchase") upon the terms and subject to conditions of the Note Purchase Agreement, and setting forth certain representations, warranties, covenants and agreements of the parties thereto in connection with the Purchase; and

                  WHEREAS, the Company, MidMark and certain of MidMark's Affiliates are simultaneously entering into an Allonge to certain convertible promissory notes totaling $5,500,000 dated June 19, 2001 (the "Original Notes"; together with the New Note, the "Notes"), which Allonge, among other things, alters the type of shares of capital stock into which the Original Notes are automatically convertible upon obtaining the requisite shareholder approval; and

                  WHEREAS, as an inducement and a condition to MidMark entering into the Note Purchase Agreement, each Stockholder has agreed by entering into this Agreement, to cause its Stockholder's Securities (as defined below) to be voted in favor of the issuance of the shares of the Company's capital stock upon conversion of the Notes.

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Representations of Stockholders. Each of the Stockholders severally represents as to himself, herself or itself that:

                  (a) such Stockholder is the beneficial owner with the sole power to vote that number of Company securities as set forth opposite such Stockholder's name on Exhibit A attached hereto (in each case, such "Stockholder's Securities" and collectively, the "Securities") in favor of the issuance of shares of Company capital stock upon conversion of the Notes; and

                  (b) such Stockholder does not beneficially own (as such term is defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) any Company securities other than such Stockholder's Securities, and any shares of Company stock which such Stockholder has the right to obtain upon the exercise of employee stock options outstanding on the date hereof;

                  (c) such Stockholder has good and valid title to such Stockholder's Securities free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights and any other encumbrances whatsoever with respect to the ownership, transfer or voting of such Securities (other than restrictions on transfer under applicable Federal and state securities laws);

                  (d) if such Stockholder is a corporation, partnership or other similar business entity, such Stockholder is a duly organized and validly existing corporation, partnership or other similar business entity, as the case may be, in good standing under the laws of its jurisdiction of organization;

                  (e) such Stockholder has all requisite power and authority and has taken all action necessary in order to execute, deliver and perform its obligations under this Agreement and to take all actions required and to consummate all of the transactions contemplated by this Agreement. This Agreement is a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (f) other than the filings required pursuant to applicable Federal and state securities laws, no notices, reports or other filings are required to be made by such Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Stockholder from, any Governmental Authority, in connection with the execution and delivery of this Agreement by such Stockholder, the performance of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby;

                  (g) the execution and delivery of this Agreement by such Stockholder does not, and the performance of such Stockholder's obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not, constitute or result in:

                           (A) if the Stockholder is a corporation, partnership
or other similar business entity, a breach or violation of, or a default under, the certificate or by-laws or the comparable governing instruments of such Stockholder or

                           (B) a breach or violation of, or a default under, the
acceleration of any obligations or the creation of a lien, pledge, security interest or other encumbrance on the assets or any Company Securities of such Stockholder (with or without notice, lapse of time or both) pursuant to, any Contract (as defined below) binding upon such Stockholder or any Law or governmental or non-governmental permit or license to which such Stockholder is subject or by which such Stockholder or its assets are bound;

                  (h) such Stockholder will take all necessary action to ensure that such Stockholder's Securities will at all times during the term of this Agreement be held by such Stockholder, or by a nominee or custodian for the account of such Stockholder, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights and any other encumbrances whatsoever with respect to the ownership, transfer or voting of such Stockholder's Securities or any Company Securities issuable upon exercise, conversion or exchange of such Securities; and there are no outstanding options, warrants or rights to purchase or acquire, or other agreements relating to, such Securities, as the case may be, other than this Agreement; and

                  (i) such Stockholder understands and acknowledges that MidMark and the Company are each entering into the Note Purchase Agreement in reliance upon such Stockholder's execution and delivery of this Agreement; and the representations and warranties of each Stockholder contained herein are for the benefit of MidMark and its permitted assigns and shall be deemed made as of the date hereof and as of each date from the date hereof through and including the earlier of the date that the approval of the Stockholders of the Company for the issuance of Company capital stock upon conversion of the Notes is obtained or this Agreement is terminated in accordance with its terms.

         2. Agreement to Vote Securities. (a) Each of the Stockholders severally agrees to vote its Stockholder's Securities, and shall cause any holder of record of such Stockholder's Securities to vote such Stockholder's Securities, with respect to the approval of the issuance of Company capital stock upon conversion of the Notes:

                           (i) in favor of the issuance of Company capital stock
upon conversion of the Notes at every meeting of the Stockholders of the Company at which such matters are considered and at every adjournment thereof, and

                           (ii) against any action or proposal that would
compete with or could serve to materially compete or interfere with, delay, discourage, adversely affect or inhibit the timely issuance of Company capital stock upon conversion of the Notes. Any vote shall be cast or consent shall be given in accordance with procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Each Stockholder also agrees to use all reasonable efforts to take, or cause to be taken, all action, and do, or cause to be done, all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         3. No Voting Trusts. After the date hereof, the Stockholders severally agree that they will not, nor will they permit any entity under their control to, deposit any of their Securities in a voting trust or subject any of their Company Securities into which they can be converted to any arrangement with respect to the voting of such Company Securities other than this Agreement.

         4. No Proxy Solicitations. Each of the Stockholders severally agrees that such Stockholder will not, nor will such Stockholder permit any entity under their control to:

                  (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to the issuance of Company capital stock upon conversion of the Notes or otherwise encourage or assist any party in taking or planning any action which otherwise could serve to materially interfere with, delay, discourage, adversely affect or inhibit the timely approval of the issuance of Company capital stock upon conversion of the Notes in accordance with the terms of the Note Purchase Agreement and the Allonge,

                  (b) directly or indirectly encourage, initiate or cooperate in a Stockholders' vote or action by consent of the Company's Stockholders in opposition to the issuance of Company capital stock upon conversion of the Notes, or

                  (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing the issuance of Company capital stock upon conversion of the Notes; provided that the foregoing shall not restrict any director of the Company from taking any action such director believes in good faith, after consultation with outside counsel, is necessary to satisfy such director's fiduciary duty to Stockholders of the Company.

         5. Transfer and Encumbrance. On or after the date hereof, each of the Stockholders severally agrees not to voluntarily transfer, sell, offer, pledge or otherwise dispose of or encumber ("Transfer") any of his, her or its Securities prior to the earlier of (a) immediately following approval of the issuance of Company capital stock upon conversion of the Notes by the stockholders of the Company, or (b) the date this Agreement shall be terminated in accordance with its terms (provided, however, that notwithstanding the foregoing, sales of Securities which aggregate less than five percent (5%) of the total Securities held by the Stockholder on the date hereof shall be allowed).

         6. Specific Performance. Each party hereto severally acknowledges that it will be impossible to measure in money the damage to the other party if the party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto severally agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto severally agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall not be assignable without the written consent of all other parties hereto; provided however, that MidMark may assign all of its rights pursuant to this Agreement to any other direct or indirect wholly owned subsidiary of MidMark.

         8. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by MidMark on the one hand and the relevant Stockholder(s) whose rights and/or obligations are thereby amended, supplement or modified on the other. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

         9. Miscellaneous. (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New Jersey.

                  (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of the provision held invalid and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, shall not be affected.

                  (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  (d) This Agreement shall terminate upon the earliest to occur of:

                           (i) the obtaining of the requisite Company
stockholder approval, or

                           (ii) termination of the Note Purchase Agreement in
accordance with its terms.

                  (e) All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

                  (f) The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

                  (g) Each of the Stockholders are acting hereunder in their capacities as holders of Securities only, and make no agreement or understanding herein in any capacities as directors or officers of the Company. Nothing herein shall limit or affect any actions which the Stockholders and/or their Affiliates may take in their capacities as officers and/or directors of the Company.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.



                       MIDMARK CAPITAL II, L.P.,

                       By MidMark Associates II, L.L.C., its General Partner



                       By /s/ Wayne L. Clevenger
                         ----------------------------------------------
                       Name: Wayne L. Clevenger
                       Title: Managing Director


                       SHAREHOLDER:

                       Name:
                             -------------------------------------------

                       No. and Type of Securities:

                       Type:                           No.:

                       --------------------------      -----------------

                       --------------------------      -----------------

                       --------------------------      -----------------

                       --------------------------      -----------------


                       By:
                           ---------------------------------------------
                           Name:
                           Title:


                       /s/ Nicholas Toms
                       --------------------------------------------------
                           Nicholas Toms


                       --------------------------------------------------
                       Hugo Biermann

               Signature Page to the Stockholder Voting Agreement

                              Exhibit A
                         List of Stockholders




               Name                                    Number of Shares
               ----                                    ----------------
   Bunter BVI Limited                                 388,010 Shares of
   c/o Ansbacher BVI Limited                             Common Stock
   International Trust Building
   Wickhams Cay, Road Town BVI
   BV

   Otto Leistner                                      522.875 Shares of
   Frankfurter Strasse 92                                Common Stock
   D-65760 Eschborn/Ts.
   Germany

   Partas AG                                           65.350 Shares of
   Biberiststrasse 24                                    Common Stock
   4501 Solothurn
   Switzerland

                 Exhibit A to the Stockholder Voting Agreement

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE

         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and PAINEWEBBER CUSTODIAN, F/B/O WAYNE L. CLEVENGER ("Lender").

                                    WHEREAS:

         A. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Fifty Thousand Six Hundred Sixty-Six and 67/100ths Dollars ($50,666.67); and

         B. The Note matured on October 17, 2001; and

         C. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by

Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation.

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.




                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.



                                                 Company:

                                                 VERTEX INTERACTIVE, INC.


                                                 By: /s/ Nicholas Toms
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                 AGREED TO:

                                                 Lender:

                                                 PAINEWEBBER CUSTODIAN
                                                 F/B/O WAYNE LYLE CLEVENGER

                                                 By /s/ Wayne L. Clevenger
                                                    ----------------------------
                                                    Name:
                                                    Title:




            Signature Page to Allonge to Convertible Promissory Note

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE

         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and MATTHEW FINLAY/TERESA FINLAY AS JOINT TENANTS ("Lender")

                                    WHEREAS:

         A. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Eight Thousand Dollars ($8,000); and

         B. The Note matured on October 17, 2001; and

         C. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by

Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.

                                       Company:

                                       VERTEX INTERACTIVE, INC.


                                       By: /s/ Nicholas Toms
                                           ----------------------------------
                                           Name:
                                           Title:


                                       AGREED TO:

                                       Lender:

                                       MATTHEW FINLAY/TERESA FINLAY
                                       AS JOINT TENANTS

                                       By /s/ Matthew Finlay
                                          -----------------------------------
                                              Matthew Finlay

                                       By /s/ Teresa Finlay
                                          -----------------------------------
                                              Teresa Finlay

            Signature Page to Allonge to Convertible Promissory Note

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE

         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and MIDMARK CAPITAL, L.P. ("Lender").

                                    WHEREAS:

         A. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Three Hundred Forty Thousand Dollars ($340,000); and

         B. The Note matured on October 17, 2001; and

         C. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by

Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.



                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.


                                             Company:

                                             VERTEX INTERACTIVE, INC.


                                             By: /s/ Nicholas Toms
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             AGREED TO:

                                             Lender:

                                             MIDMARK CAPITAL, L.P.
                                             By: MidMark Associates, L.L.P.

                                             By /s/ Wayne L. Clevenger
                                                --------------------------------
                                                Name:  Wayne L. Clevenger
                                                Title:  Managing Director



            Signature Page to Allonge to Convertible Promissory Note

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE

         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and JOSEPH ROBINSON ("Lender").

                                    WHEREAS:

         A. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Fifty Thousand Six Hundred Sixty-Six and 67/100ths Dollars ($50,666.67); and

         B. The Note matured on October 17, 2001; and

         C. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by

Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation.

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.



                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.



                                          Company:

                                          VERTEX INTERACTIVE, INC.


                                          By: /s/ Nicholas Toms
                                             ----------------------------------
                                             Name:
                                             Title:


                                          AGREED TO:

                                          Lender:

                                          JOSEPH ROBINSON


                                          By /s/ Joseph R. Robinson
                                             -----------------------------------
                                                 Joseph Robinson





            Signature Page to Allonge to Convertible Promissory Note

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE

         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and O'BRIEN LIMITED PARTNERSHIP ("Lender").

                                    WHEREAS:

         A. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Fifty Thousand Six Hundred Sixty-Six and 67/100ths Dollar ($50,666.67); and

         B. The Note matured on October 17, 2001; and

         C. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by

Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation.

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.






                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.



                                       Company:


                                       VERTEX INTERACTIVE, INC.


                                       By: /s/ Nicholas Toms
                                           -------------------------------------
                                           Name:
                                           Title:


                                       AGREED TO:

                                       Lender:


                                       O'BRIEN LIMITED PARTNERSHIP.
                                       By: Denis Newman, General Partner


                                       By /s/ Denis Newman
                                          --------------------------------------
                                              Denis Newman




            Signature Page to Allonge to Convertible Promissory Note

                     ALLONGE TO CONVERTIBLE PROMISSORY NOTE


         THIS ALLONGE TO CONVERTIBLE PROMISSORY NOTE ("Allonge") is made as of November 1, 2001 by and between VERTEX INTERACTIVE, INC. (the "Company"), and MIDMARK CAPITAL II, L.P. ("Lender").

                                    WHEREAS:

1. On June 19, 2001 Company executed and delivered to the order of Lender its Convertible Promissory Note (the "Note") in the principal amount of Five Million Dollars ($5,000,000); and

2.   The Note matured on October 17, 2001; and

3. The Lender and the Company have agreed to modify the terms of the Note by, among other things, extending the maturity of the Note and modifying its conversion terms.

         NOW, THEREFORE, WITNESSETH: that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Note is amended and revised as follows (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note).

         1. The first sentence of the first paragraph of the Note is modified to delete all the words in the first sentence after the word "below" and replace them with the following:

         "on the Maturity Date. The "Maturity Date" means the earlier of: (1) March 31, 2002 or (2) the Shareholder Rejection Date. The "Shareholder Rejection Date" is the date on which a Shareholder Rejection shall have occurred. A "Shareholder Rejection" occurs if the Shareholders of the Company reject a resolution to approve the conversion of the Note as contemplated by its terms.

         2. Section 1 of the Note, which section has the title "Conversion", is hereby modified in its entirety to read as follows:

         Upon obtaining Shareholder Approval, this Note shall automatically be converted into the Conversion Shares at the Applicable Conversion Price. The "Conversion Shares" and the "Applicable Conversion Price" shall be determined as follows:

         (a) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an average effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants received by Pitney Bowes Inc. in connection with such purchase) equal to or less than $1.31 per share, then the "Conversion Shares" shall be the same class of capital stock and/or warrants or other related convertible securities as purchased by Pitney Bowes Inc. and this Note shall convert into such shares of capital stock, warrants or other convertible securities at an "Applicable Conversion Price" equal to the average price paid by Pitney Bowes Inc. for such shares of capital stock, warrants or other convertible securities.

         (b) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000 at an effective price per Common Share (assuming conversion of all convertible securities and the exercise of all warrants purchased by Pitney Bowes Inc.) greater than $1.31 per share, then the "Conversion Shares" shall be the Company's Common Stock, and this Note shall convert into such shares of Common Stock at an "Applicable Conversion Price" equal to $1.31 per share.

         (c) If after the date hereof but prior to the obtaining of Shareholder Approval, Pitney Bowes Inc. shall not have purchased additional capital stock and/or related warrants or other convertible securities of the Company for an aggregate purchase price of at least $9,000,000, then the "Conversion Shares" shall be the Company's Series C Convertible Preferred Stock, and this Note shall convert into the Conversion Shares at an "Applicable Conversion Price" of $1,000 for each such share.

"Shareholder Approval" means the requisite shareholder approval for the conversion of this Note into the Conversion Shares as determined in accordance with the Laws of the State of New Jersey and Nasdaq National Market."

         3. Section 2 of the Note, which section has the title "Interest", is hereby modified in its entirety to read as follows:

         "Unless earlier converted in accordance with the provisions hereof, the original principal amount of this Note plus any unpaid accrued interest hereon shall be paid on the Maturity Date. Interest shall accrue at the prime borrowing rate as quoted in the Wall Street Journal and shall be computed on the basis of a 360-day year applied to actual days elapsed. In the event of a Shareholder Rejection or payment under this Note prior to the receipt of Shareholder Approval, the Company shall, in addition to any other interest payable under this Note, pay to the Lender an amount equal to the Additional Rejection Interest. The "Additional Rejection Interest" is an amount equal to the difference between (1) the aggregate interest on the principal amounts outstanding under this Note which would have accrued each at a per annum rate of 14% computed on the basis of a 360-day year applied to actual days elapsed, and
(2) the actual interest that has accrued under this Note. Promptly following payment in full of the principal and any accrued interest payable in accordance with the terms of this Note, Lender shall surrender this Note to the Company for cancellation

         4. The obligations of the Company under this Note to the Lender are secured by a lien on all of the tangible and intangible assets of the Company under the terms of that certain Security and Collateral Agency Agreement dated the date hereof between the Company and MidMark Investments, Inc. as collateral agent (the "Security and Collateral Agency Agreement").

         5. Without any further consent by the Lender or the Company, the obligations of the Company under this Note to the Lender, and the priority of the lien of the Collateral Agent in the assets of the Company, may become subordinated to the obligations of the Company and any lien on the assets of the Company in favor of any "Senior Lender" as that term is defined in the Security and Collateral Agency Agreement. The Lender hereby agrees that payment of this Note shall be subject to the terms of any Subordination Agreement entered into by the Collateral Agent and the Senior Lender under the terms of the Security and Collateral Agency Agreement.

         6. Company represents and warrants to Lender that there exist no defenses, offsets or counterclaims with respect to Company's obligations under the Note.

         7. This Allonge may be executed in counterparts, such counterparts together constituting but one and the same agreement.

         8. In the event of any conflict or inconsistency between the Note and this Allonge, this Allonge shall control.

         9. This Allonge may not be changed or terminated except by an agreement in writing signed by Company and Lender.

         10. This Allonge shall be binding upon the parties hereto and their respective successors and assigns.

         11. If any term, covenant or condition of this Allonge shall be held to be invalid, illegal or unenforceable in any respect, this Allonge shall be construed without such provision.

         12. This Allonge shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         13. Except as provided herein, the terms and provisions and covenants of the Note are in all other respects hereby ratified and confirmed and shall remain in full force and effect.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.

                              Company:

                              VERTEX INTERACTIVE, INC.


                              By:
                                  ---------------------------------------
                                  Name:
                                  Title:


                              AGREED TO:

                              Lender:

                              MIDMARK CAPITAL II, L.P.
                              By: MidMark Associates II, LLC General Partner

                              By
                                  ---------------------------------------
                                 Name: Wayne L. Clevenger
                                 Title: Managing Director

         IN WITNESS WHEREOF, the Company and the Lender have executed this Allonge as of the day and year first above written.

                              Company:

                              VERTEX INTERACTIVE, INC.


                              By: /s/ Nicholas Toms
                                  ---------------------------------------
                                  Name:
                                  Title:


                              AGREED TO:

                              Lender:

                              MIDMARK CAPITAL II, L.P.
                              By: MidMark Associates II, LLC, General Partner

                              By /s/ Wayne L. Clevenger
                                  ---------------------------------------
                                 Name: Wayne L. Clevenger
                                 Title: Managing Director

                    SECURITY AND COLLATERAL AGENCY AGREEMENT

         This is a security and collateral agency agreement dated November 1, 2001 between Vertex Interactive, Inc. with an address at 22 Audrey Place, Fairfield, NJ 07004 (the "Debtor"), MidMark Investments, Inc. with an address at 177 Madison Avenue, Morristown, NJ 07960 (the "Collateral Agent") and the holders of the notes issued by the Debtor listed on Addendum A to this agreement (the "Noteholders").

                                   WITNESSETH

         A. Under the terms of that certain Note Purchase Agreement dated as of June 19, 2001 by and among the Debtor and MidMark Capital II, L.P. the Debtor has issued its convertible promissory note in favor of MidMark Capital II, L.P. That note matured on October 17, 2001 and the Debtor has requested that MidMark Capital II, L.P., among other things, extend the maturity date of the note under the terms of an Allonge to Convertible Promissory Note of even date.

         B. Under the terms of that certain Note Purchase Agreement dated as of June 19, 2001 by and among the Debtor and the purchasers named therein the Debtor has issued its promissory notes in favor of the purchasers name therein. Those notes matured on October 17, 2001 and the Debtor has requested that the holders of those notes, among other things, extend the maturity date of the notes under the terms of an Allonge to Convertible Promissory Note of even date.

         C. The Debtor has requested that the MidMark Capital II, L.P. purchase from it an additional $3,000,0000 convertible promissory note (the "New Note") under the terms and conditions set forth in that certain Note Purchase Agreement dated as of the date hereof.

         D. MidMark Capital II, L.P. has agreed to purchase the New Note and each of the other holders of the notes have agreed to enter into the applicable allonge to their existing note provided that the Debtor, the Collateral Agent and each of the Noteholders enter into this Security and Collateral Agency Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                  SECTION I. DEFINITIONS AND OTHER PROVISIONS

         1.01 Certain Defined Terms.

         The following terms have the following meanings:

         "Accounts" means all rights to the payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit card or charge card or information contained on of for used with the card, or (viii) as winnings in a lottery or other game of chance, in each case whether in form of accounts receivable, contract rights, chattel paper, instruments, notes, bills, acceptances, general intangibles and other forms of obligations relating to such rights, together with any property evidencing or relating to such rights, including, without limitation, all books, records, invoices, magnetic tapes, processing software, processing contracts (such as contracts for computer time and services) and any other rights or property of the Debtor that is an "account" within the meaning of the UCC.

         "Chattel Paper" means all chattel paper, as that term is defined in the UCC, including without limitation any writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

         "Collateral" means all tangible and intangible property of the Debtor including without limitation all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Fixtures, General Intangibles, Goods (including, without limitation, Inventory and Equipment), Instruments, Investment Property and Letter of Credit Rights, money and oil, gas or other mineral rights before extraction whether presently owned or hereafter acquired together with all Proceeds thereof.

         "Commercial Tort Claims" means tort claims of the Debtor arising from time to time including the commercial tort claims listed on Schedule 4.11.

         "Copyrights" means all copyrights, all registrations thereof, and applications in connection therewith pending with the United States Copyright Office or similar office in any other jurisdiction.

         "Deposit Accounts" means all demand, time, savings, passbook or like accounts maintained with a bank, savings and loan association, credit union or like organization.

         "Documents" means all documents, as that term is defined in the UCC, including but not limited to documents of title (as that term is defined in the UCC) and any and all receipts of the kind described in Article 7 of the UCC.

         "Equipment" means all machinery, apparatus, equipment, fittings and other tangible personal property (other than Inventory) of every kind and description used in the Debtor's operations or owned by the Debtor in which Debtor has an interest, whether or not affixed to realty, including without limitation, all motor vehicles, trucks, trailers, handling and delivery equipment, cranes, hoisting equipment, fixtures, office machines and furniture, together with all accessions, replacements, rights under any manufacturer's warranties relating to the foregoing and any other rights or property of the Debtor that is equipment within the meaning of the UCC.

         "Fixtures" means Goods that have become so related to particular real property that an interest in them arises under real property law.

         "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

         "General Intangibles" means all general intangibles, as that term is defined in the UCC, including, without limitation, all choses in action, causes in action, designs, plans, goodwill, tax refunds, Patents, Copyrights, Trademarks, licenses, franchises and all rights under license agreements for use of the same.

         "Goods" means all things that are moveable when a security interest attaches.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Instruments" means instruments, as that term is defined in the UCC, including without limitation bills of exchange, notes and all negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to payment of money and is a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

         "Inventory" means all goods intended for sale or lease by the Debtor, of every nature, kind and description wherever located, including without limitation raw materials, goods, work in process and finished goods and all goods returned or reclaimed from customers, together with any other rights or property of the Debtor that is inventory within the meaning of the UCC.

         "Investment Property" means (i) all securities, or securities certificates or uncertificated securities representing the securities, (ii) security entitlements, (iii) securities accounts, (iv) commodity contracts, or
(v) commodity accounts.

         "Letter of Credit Right" means any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is entitled to demand payment or performance.

         "Liens" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

         "Majority Holders" means at any time, the Noteholders holding Notes with more than 50% of the aggregate principal amounts then outstanding under all the Notes.

         "Notes" means the notes issued by the Debtor which are referred to in Recitals A, B and C of this Agreement as such notes may be modified or amended.

         "Patents" means all letters patent, reissues and extensions thereof, applications for letters patent and all divisions, continuations and continuations-in-part thereof of the United States or any other jurisdiction.

         "Proceeds" means all proceeds as that term is defined in the UCC including without limitation whatever is received upon the use, lease, sale, exchange, collection, any other utilization of any disposition of any property whether or not in cash, all rental or lease payments, accounts, chattel paper, instruments, documents, general intangibles, equipment, inventory, substitutions, additions, accessions, replacements, products and renewals of, for, or to such property and all insurance therefor.

         "Secured Obligations" means all present and future obligations of the Debtor to the Noteholders under the Notes and to the Collateral Agent under this agreement, whether such obligations are direct or indirect, joint or several, secured or unsecured, primary or secondary, absolute or contingent, which are due or that may become due whether contracted, acquired or arising by operation of law including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding.

         "Security Documents" means this agreement or any other agreement providing for collateral security for the Secured Obligations.

         "Senior Lender" means a financial institution providing working capital or other credit on customary terms and conditions to the Debtor.

         "Trademarks" means all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other jurisdiction.

         "UCC" means the Uniform Commercial Code as approved by The American Law Institute and the National Conference of Commissioners on Uniform State Laws with such revisions or modification as approved from time to time.

         1.02 Other Definitional Provisions.

                  a. As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Subsection 1.01 shall have the respective meanings given to them under GAAP.

                  b. The words "hereof", "herein" and "hereunder" and words of similar import when used in this agreement shall refer to this agreement as a whole and not to any particular provision of this agreement, and section, subsection schedule and exhibit references are to this agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.

                         SECTION II. SECURITY INTERESTS

         2.01 Grant of Security Interest.

         The Debtor hereby grants to the Collateral Agent a lien on and a security interest in the Collateral to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         2.02 Failure to Perform Agreements.

         If the Debtor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate equal to fifteen percent (15%) per annum, such interest to be calculated from the date of such advance to the date of repayment thereof, shall be payable by the Debtor to the Collateral Agent five days following written demand for payment by the Collateral Agent accompanied by an itemization of such expenses.

         2.03 Collateral Agent's Appointment as Attorney-in-Fact.

         The Debtor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this agreement, and, without limiting the generality of the foregoing, the Debtor hereby gives the Collateral Agent the power and right, on behalf of the Debtor without notice to or assent by the Debtor, to do the following:

                  a. to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  b. to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this agreement and to pay all or any part of the premiums therefor and the costs thereof;

                  c. to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent;

                  d. to ask or demand for, or collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;

                  e. to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;

                  f. to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral;

                  g. to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;

                  h. to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

                  i. generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Security Interests thereon in order to effect the intent of this agreement, all as fully and effectively as the Debtor might do; and

                  j. in connection with the sale of Collateral provided for herein, execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. The Collateral Agent shall only exercise the foregoing power of attorney if an Event of Default shall have occurred and is continuing; provided that any person relying on the authority of the Collateral Agent under this power of attorney may rely exclusively upon the representation of the Collateral Agent as to its authority hereunder and with respect to the Collateral Agent's right to exercise the powers granted above, shall not be under any obligation to determine whether an Event of Default has occurred and is continuing, and may disregard any claim by the Debtor or any Person that an Event of Default has not occurred or is not continuing.

                           SECTION III. SUBORDINATION

         Each of the Noteholders and the Collateral Agent agrees to excute and deliver in favor of a Senior Lender a subordination of their right of payment under the Notes and the priority of any liens under the Security Documents in reasonable and customary form. All of the Noteholders shall be bound by the terms of any such subordination agreement which has been executed by the Majority Holders.

                   SECTION IV. REPRESENTATIONS AND WARRANTIES

         4.01 Power and Authority.

         The Debtor has the corporate power and authority to execute and deliver, to perform its obligations under, and to grant the security interest in and lien on all the Collateral pursuant to, this agreement. The Debtor has taken all necessary corporate action to authorize its execution, delivery and performance of this agreement, and the grant of the security interest in the Collateral pursuant to this agreement.

         4.02 Title; No Other Liens.

         Except for the Liens listed on Schedule 4.02, the Debtor owns each item of Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office except as may have been filed in favor of the Collateral Agent.

         4.03 Perfected First Security Interest.

                  a. Except for the items of Collateral listed on Schedule 4.03a, the security interests granted herein will constitute a first priority perfected security interest on the Collateral in favor of the Collateral Agent enforceable against all creditors of the Debtor.

                  b. All Instruments, Chattel Paper, certificated securities and other items for which a security interest can be perfected by possession have been delivered by the Debtor to the Collateral Agent.

         4.04 Names.

                  a. The Debtor's correct corporate name, as registered with appropriate government authority in the Debtor's state of incorporation is listed on Schedule 4.04a.

                  b. During the preceding seven-year period the Debtor has used only the names listed on Schedule 4.04b and no other names or tradenames.

         4.05 Chief Executive Office.

         The Debtor's chief executive office and chief place of business is located at the place listed on Schedule 4.05.

         4.06 Type and Place of Debtor's Organization.

         The Debtor is a corporation organized solely under the laws of the state of New Jersey.

         4.07 Location of Books and Records.

         The books and records of the Debtor including the books and records regarding the Collateral are located at the places listed in Schedule 4.07.

         4.08 Location of Goods.

         All Goods owned by the Debtor are located at the places listed in
Schedule 4.08.

         4.09 Accounts.

         Each Account (a) is genuine and in all respects what it purports to be,
(b) arises out of a completed bona fide transaction arising in the ordinary course of Debtor's business, (c) is for a liquidated amount maturing as stated in the invoice, purchase order or other agreement covering such transaction, (d) is not the subject of an agreement not to assign or grant of a security interest in such Account, and (e) is in compliance with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         4.10 Intellectual Property.

                  a. All the Patents, if any, owned or licensed by the Debtor are listed on Schedule 4.10a.

                  b. All Trademarks, if any, owned or licensed by the Debtor are listed on Schedule 4.10b.

                  c. All Copyrights, if any, owned or licensed by the Debtor are listed on Schedule 4.10c.

                  d. Each Patent, Trademark and Copyright owned by the Debtor is
         (i) valid, subsisting, existing, unexpired, enforceable and has not been abandoned, (ii) not the subject of any licensing or franchise agreement, (iii) not the subject of any holding, decision or judgment by any Governmental Authority which would limit, cancel or question its validity, (iv) not the subject of any action or proceeding (A) seeking to limit, cancel or question its validity, or (B) which, if adversely determined, would have a material adverse effect on its value, (v) not subject to any existing infringing uses, and (vi) does not infringe upon the rights of any Person.

         4.11 Commercial Tort Claims.

         All of the Commercial Tort Claims in which the Debtor has any interest are listed on

Schedule 4.11.

         4.12 Deposit Accounts

         All of Debtor's Deposit Accounts are listed on Schedule 4.12.

                              SECTION V. COVENANTS

         5.01 Further Documentation; Financing Statements

         At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Debtor, the Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the law of any jurisdiction with respect to the Liens created hereby. The Debtor hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Debtor to the extent permitted by applicable law. The Debtor authorizes the Collateral Agent to execute and file, in the name of the Debtor or otherwise, UCC-1 financing statements which the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect its security interest. The Debtor agrees and authorizes that a carbon, photographic or other reproduction of this agreement may be used as a financing statement for filing in any jurisdiction.

         5.02 Possessory Pledge of Instruments and Chattel Paper.

         If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument or chattel paper, such instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this agreement.

         5.03 Maintenance.

         The Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Debtor will mark its books and records pertaining to the Collateral to evidence this agreement and the security interests granted hereby. The Debtor will maintain each item of Equipment in good operating condition, ordinary wear and tear excepted, and will provide all maintenance, service and repairs necessary for such purpose.

         5.04 Right of Inspection and Verification.

         The Collateral Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Debtor, and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Debtor agrees to render to the Collateral Agent such clerical and other assistance as may be reasonably requested with regard thereto, all at the Debtor's cost and expense. The Collateral Agent and its representative shall also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein. The Collateral Agent shall have the right to verify the validity, amount or any other matter relating to any Collateral, including Accounts, by contacting the Account Debtor or other party by mail, telephone or otherwise. The Borrower shall cooperate fully with the Collateral Agent to facilitate any such verification process.

         5.05 Compliance with Laws, etc.

         The Debtor will comply in all material respects with all requirements of law applicable to the Collateral or any part thereof or to the operation of the Debtor's business.

         5.06 Payment of Obligations.

         The Debtor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (a) the validity thereof is being contested in good faith by appropriate proceedings,
(b) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (c) such charge is adequately reserved against on the Debtor's books in accordance with GAAP.

         5.07 Limitation on Liens.

         The Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral other than the Lien granted to the Collateral Agent herein, and will defend the right, title and interest of the Collateral Agent in and to any of the Collateral against the claims and demands of all Persons whomsoever.

         5.08 Limitations on Disposition of Collateral.

         The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral, without the prior written consent of the Collateral Agent except for (a) collection of Accounts in the ordinary course of business, (b) sales of Inventory in the ordinary course of its business, or (c) sale of Equipment which is obsolete and not of material value.

         5.09 Limitations on Modifications to Accounts.

         The Debtor will not (a) amend, modify, terminate or waive any provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of the Collateral as a whole, (b) fail to exercise promptly and diligently material rights giving rise to Accounts (other than any right of termination) or (c) fail to deliver to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

         5.10 Limitations on Discounts, Compromises, Extensions of Accounts.

         Other than in the ordinary course of business, the Debtor will not grant any extension of time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         5.11 Insurance.

                  a. The Debtor will maintain, with financially sound and reputable companies satisfactory to the Collateral Agent, insurance policies (i) insuring any tangible Collateral against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Collateral Agent, and (ii) insuring the Debtor and the Collateral Agent against liability for personal injury and property damage relating to the Collateral. All such policies shall be in such form and in such amounts and having such coverage as may be reasonably satisfactory to the Collateral Agent.

                  b. All such policies of casualty insurance shall (i) name the Collateral Agent as the loss payee, (ii) provide that the right of the Collateral Agent to recover for any insured loss shall not be invalidated by an act or neglect of the Debtor or other Person, (iii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Collateral Agent of written notice thereof, (iv) name the Collateral Agent as an insured party, and (v) be reasonably satisfactory in all other respects to the Collateral Agent.

                  c. The Debtor hereby authorizes and directs payment directly and solely to the Collateral Agent of any proceeds of any such policy of insurance. The Collateral Agent is hereby authorized to adjust and compromise any loss under any such policies and to collect and receive all such proceeds. The Collateral Agent is hereby authorized to execute and endorse in the Debtor's name all proofs of loss, drafts, checks and other documents necessary to accomplish such collection and any person making payment to Collateral Agent is hereby relieved from obligation to see to the application of the sums so paid.

                  d. After deduction from any proceeds of any such insurance of all costs and expenses incurred by the Collateral Agent in collection and handling of such proceeds the net proceeds may be applied, at the Collateral Agent's option, either toward replacing or restoring the Collateral or as a credit against the Secured Obligations, whether matured or unmatured.

                  e. The Debtor shall deliver to the Collateral Agent such reports of a reputable insurance broker with respect to such insurance as the Collateral Agent may from time to time reasonably request.

         5.12 Further Identification of Collateral.

         The Debtor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

         5.13 Notices.

         The Debtor will advise the Collateral Agent promptly, in reasonable detail, (a) of any Lien on, or claim asserted against, any of the Collateral and
(b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

         5.14 Changes in Locations, Name, Organization, etc.

         The Debtor will not unless it shall have given the Collateral Agent at least 30 days written notice thereof: (a) change the location of its chief executive office/chief place of business from that specified in this agreement or remove its books and records from the location specified in this agreement,
(b) permit any tangible Collateral including Inventory and Equipment to be kept at a location other than those listed in this agreement, (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this agreement would become seriously misleading, (d) take any action which results in it becoming a different type of organization, or (e) take any action which results in a change in the jurisdiction whose laws it is organized under.

         5.15 Intellectual Property.

                  a. Whenever the Debtor or any agent shall file an application for the registration of any Patent, Trademark or Copyright with any office or agency in any country or any political subdivision thereof, the Debtor shall report such filing to the Collateral Agent within five Business Days after such filing occurs. Upon request of the Collateral Agent, the Debtor shall execute and deliver any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent's Security Interests in any Patent, Trademark or Copyright and any goodwill and general intangibles of the Debtor relating thereto or represented thereby. The agreements evidencing the Collateral Agent's Security Interest in such Patents, Trademark or Copyrights will contain terms satisfactory to the Collateral Agent.

                  b. The Debtor shall, consistent with its past practices, take whatever action is necessary to protect its rights in any Patents, Trademarks or Copyrights. The Debtor (either itself or through licensees) will not allow any third party to infringe on any of its Patents, Trademarks or Copyrights. In the event that any Patent, Trademark or Copyright is infringed by a third party, the Debtor shall promptly notify the Collateral Agent after it learns thereof and shall, unless the Debtor shall reasonably determine that such Patent, Trademark or Copyright is of negligible economic value to the Debtor which determination the Debtor shall promptly report to the Collateral Agent, promptly sue for infringement to seek injunctive relief where appropriate and to recover any and all damages for such infringement or take such other actions as the Debtor shall reasonably deem appropriate under the circumstances.

         5.16 Commercial Tort Claims.

         The Debtor shall notify the Collateral Agent of any Commercial Tort Claim that may arise from time to time and execute documents, including a supplementary security agreement and additional financing statements as the Collateral Agent may request so that the Collateral Agent is at all times the holder of a first priority perfected security interest in such claims.

         5.17 Deposit Accounts.

         The Debtor will cooperate with the Collateral Agent in obtaining control agreements satisfactory to the Collateral Agent with respect to any Deposit Accounts.

                   SECTION VI. EVENT OF DEFAULT AND REMEDIES

         6.01 Events of Default.

         Each of the following shall constitute a default (each, an "Event of Default") hereunder:

                  a. Non-payment when due of any sum required to be paid to the Collateral Agent by the Debtor with respect to any Secured Obligation;

                  b. A breach of any term, covenant, condition, obligation or agreement contained in this agreement;

                  c. Any representation or warranty made by the Debtor in this agreement shall prove to be false, incorrect or misleading in any material respect as of the date when made; or

                  d. An "Event of Default" under any of the documents evidencing the Secured Obligations shall occur.

         6.02 General.

         If an Event of Default shall occur, the Collateral Agent may by notice to the Debtor declare all of the Secured Obligations to be due and payable and may exercise, in addition to all other rights and remedies granted in this agreement and in any other instrument or agreement securing, evidencing or relating to the obligations of the Debtor, all rights and remedies of a Collateral Agent under the UCC.

         6.03 With respect to Accounts and General Intangibles.

         Upon the occurrence of an Event of Default:

                  a. if the Collateral Agent shall so request, the Debtor shall forthwith do one or more of the following: (i) legend, in form and manner acceptable to the Collateral Agent, its books, records and documents evidencing or pertaining to its Accounts and General Intangibles with an appropriate reference to the fact that such Collateral has been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein and notify any person with an obligation with respect to such Collateral of the Collateral Agent's security interest therein, (ii) account for and transmit to the Collateral Agent, in the same form as received, all proceeds of collection of such Collateral received by the Debtor and, until so transmitted, hold the same in trust for the Collateral Agent and not commingle such proceeds with any other of its funds, (iii) deliver, at its own expense, any or all books, record or other documents relating to such Collateral to the Collateral Agent at a place designated by the Collateral Agent and (iv) notify the obligors on such Collateral that the Accounts and General Intangibles of the Debtor have been assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent.

                  b. the Collateral Agent, without notice to, or assent by, the Debtor and in the name of the Debtor or its own name, or otherwise, may (but need not) (i) notify the obligors of any of the Debtor's Accounts or General Intangibles to make payments thereon directly to the Collateral Agent; (ii) ask for, demand, collect, receive, compound and give acquittance for such Collateral or any part thereof; (iii) extend the time of payment for such collateral or compromise or settle any such collateral for cash, credit or otherwise, and upon any terms and conditions; (iv) endorse the name of the Debtor on any check, draft or other order or instrument for the payment of moneys payable to the Debtor which has been issued in respect of such Collateral; (v) file any claims and commence, maintain or discontinue any action, suits or other proceedings deemed by the Collateral Agent necessary or advisable for the purpose of collecting or enforcing payment of any such Collateral; (vi) at the Collateral Agent's sole discretion make test verifications of such Collateral or any portion thereof; (vii) execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon such Collateral and other rights contemplated hereby; and (viii) without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of such Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and any right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery and at such price or prices and on such terms as the Collateral Agent may determine, with the proceeds thereof to be applied in the manner provided herein.

The Debtor hereby agrees that the Collateral Agent may exercise the rights and remedies provided herein and that the exercise of such rights and remedies by the Collateral Agent, including, without limitation, the sale of Accounts or General Intangibles, may be accomplished without demand, advertisement or notice (except as required by law) all of which (to the extent permitted by law) are hereby expressly waived. If any notice of a proposed sale or other disposition of such Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Collateral Agent shall not be obligated to make any sale regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent shall not be obligated to take any action authorized by this section, but in the event that the Collateral Agent elects to take any such action, it shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

         6.04 As to Inventory and Equipment.

         Upon the occurrence of an Event of Default:

                  a. upon notice to such effect, the Debtor shall deliver, at Debtor's own expense, any or all Inventory and Equipment to the Collateral Agent at a place designated by the Collateral Agent;

                  b. the Collateral Agent may take possession of any or all Inventory and Equipment and, for that purpose, enter, with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof, is, or may be, placed or assembled, and remove any of the same;

                  c. the Collateral Agent may execute any instrument and do all other things necessary and proper to protect and preserve and realize upon such Collateral and other rights contemplated hereby; and

                  d. without obligation to resort to other security, at any time and from time to time, the Collateral Agent may sell, assign and deliver at the same or different times, all right, title, interest or claim of the Debtor in such Collateral, and any right of redemption thereof, at public or private sale, in one or more parcels, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Collateral Agent may determine.

The Debtor hereby agrees that the exercise by the Collateral Agent of the rights and remedies under this section, including, without limitation, sale of Inventory or Equipment may be accomplished without demand, advertisement or notice (except as required by law), all of which (to the extent permitted by law) are hereby expressly waived. If any notice of a proposed sale or other disposition shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Collateral Agent shall not be obligated to make any sale regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may offer any Inventory or Equipment for sale in its then present condition and has no duty to repair or clean the Collateral prior to sale and the failure to make such repairs or clean the Collateral shall not effect the commercial reasonableness of the sale. The Collateral Agent may disclaim all warranties including warranties of title, possession, quiet enjoyment, merchantability, fitness for a particular and any such disclaimer shall not effect the commercial reasonableness of the sale. The Collateral Agent shall not be obligated to take any of the action authorized by this section, but in the event that the Collateral Agent elects to take any such action, it shall not be responsible to the Debtor except for its gross negligence or willful misconduct.

         6.05 As to Instruments, Chattel Paper and Investment Property.

         Upon the occurrence of an Event of Default:

                  a. if the Collateral Agent shall so request, the Debtor shall forthwith do one or more of the following: (i) legend, in form and manner acceptable to the Collateral Agent, the Debtor's books, records and documents evidencing or pertaining to any Instruments, Chattel Paper or Investment Property with an appropriate reference to the fact that such assets have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein and notify any person with an obligation with respect to such Collateral of the Collateral Agent's security interest therein, (ii) account for and transmit to the Collateral Agent, in the same form as received, all proceeds of collection of such Collateral received by it and, until so transmitted, to hold the same in trust for the Collateral Agent and not commingle such proceeds with any other of its funds, (iii) deliver, at its own expense, any or all books, records or other documents relating to such Collateral to the Collateral Agent at a place designated by the Collateral Agent, and (iv) notify the obligors on such Collateral that such assets have been assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent.

                  b. the Collateral Agent, without notice to, or assent by, the Debtor and in the name of the Debtor or its own name, or otherwise, may (but need not) (i) notify the obligors of any of the Debtor's Instruments, Chattel Paper or Investment Property to make payments thereon directly to the Collateral Agent; (ii) ask for, demand, collect, receive, compound and give acceptance for the such Collateral or any part thereof; (iii) extend the time of payment for such Collateral or compromise or settle any such Collateral for cash, credit or otherwise, and upon any terms and conditions; (iv) endorse the name of the Debtor on any check, draft or other order or instrument for the payment of moneys payable to the Debtor which has been issued in respect of such Collateral; (v) file any claims and commence, maintain or discontinue any action, suits or other proceedings deemed by the Collateral Agent necessary or advisable for the purpose of collecting or enforcing payment of any such Collateral; (vi) at the Collateral Agent's sole discretion make test verifications of such Collateral or any portion thereof; (vii) execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon such Collateral and other rights contemplated hereby; and (viii) without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any such Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and any right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery and at such price or prices and on such terms as the Collateral Agent may determine, with the proceeds thereof to be applied in the manner provided herein.

The Debtor hereby agrees that the Collateral Agent may sell such Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent may be the purchaser of any or all of the Collateral so sold at any public sale. The Debtor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Debtor which may be waived, and the Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The Debtor further acknowledges that the Collateral Agent may deem it impracticable to effect a public sale of any part of the securities included in the Collateral, and therefore authorizes the Collateral Agent in connection with any such private sale, if the Collateral Agent deems it advisable to do so, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such securities, (ii) to cause to be placed on certificates for any or all of the Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with said Act or any other law. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

         6.06 Application of Proceeds; Deficiency.

                  a. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to the Debtor.

                  b. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

                   SECTION VII. COLLATERAL AGENCY PROVISIONS

         7.01 Collateral Agent

                  a. MidMark Investments, Inc. shall act as Collateral Agent as contemplated herein and in the Security Documents.

                  b. The Majority Holders shall have the right to direct the Collateral Agent, from time to time, to consent to any amendment, modification or supplement to or waiver of any provision of any Security Document and to release any Collateral from any lien or security interest held by the Collateral Agent; provided, however, that
         (i) no such direction shall require the Collateral Agent to consent to the modification of any provision or portion thereof which (in the sole judgment of the Collateral Agent) is intended to benefit the Collateral Agent, (ii) the Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent shall determine in good faith that the directed action is not permitted by the terms of any Security Document or may not lawfully be taken, and
         (iii) no such direction shall waive or modify any provision of any Security Document the waiver or modification of which requires the consent of all Noteholders. The Collateral Agent may rely on any such direction given to it by the Majority Holders and shall be fully protected in relying thereon, and shall under no circumstances be liable to any Noteholder or any other Person for taking or refraining from taking action in accordance with any direction or otherwise in accordance with any of the Security Documents.

         7.02 Pro Rata Distribution of Proceeds

         Any proceeds from the Collateral shall be applied first to the fees and expenses of the Collateral Agent and thereafter distributed pro rata to the Noteholders in accordance with the amounts of the Note then outstanding.

         7.03 Duties of Collateral Agent

                  a. The Collateral Agent shall have and may exercise such powers under the Security Documents as are specifically delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any implied duties or any obligations to take any action under the Security Documents.

                  b. The Collateral Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions, and the furnishing of a deposit in accordance with Section 7.07 hereof, of the Majority Holders and such instructions shall be binding upon all the Holders; provided that the Collateral Agent shall not be required to take any action which the Collateral Agent in good faith believes (i) could reasonably be expected to expose it to personal liability, or (ii) is contrary to applicable law.

                  c. Absent written instructions from Majority Holders to the contrary at a time when an Event of Default shall have occurred and be continuing, the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Security Documents or otherwise as it shall deem to be in the best interests of the Holders.

                  d. The relationship between the Collateral Agent and the Noteholders is and shall be only to the extent explicitly provided for herein that of agent and principal and nothing herein contained shall be construed to constitute the Collateral Agent a trustee for any Noteholder or to impose on the Collateral Agent duties and obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its directors, officers, employees, partners or agents shall

                        (i) be responsible to the Noteholders for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, perfection, effectiveness or enforceability of, the Security Documents (it being expressly understood that any determination of the foregoing is the responsibility of each Noteholder),

                        (ii) be responsible to the Noteholders for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any security interest in the Collateral (it being expressly understood that any determination of the foregoing is the responsibility of each Noteholder),

                        (iii) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by any Person of its or their obligations under any Security Document (it being expressly understood that any determination of the foregoing is the responsibility of each Noteholder),

                        (iv) be deemed to have knowledge of the occurrence of a Default or an Event of Default, unless it shall have received written notice thereof from either a Noteholder or the Debtor,

                        (v) be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen solely through the gross negligence or willful misconduct of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction,

                        (vi) have any liability for any error or omission or action or failure to act of any kind made in the settlement, collection or payment in connection with any of the Security Documents or any of the Collateral or any instrument received in payment therefor or for any damage resulting therefrom other than as a sole result of its own gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction, and

                        (vii) in any event, be liable as such for any action taken or omitted by it, absent, in each case described in this Section, its gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

         7.04 Agents, Officers and Employees of Collateral Agent.

         The Collateral Agent may execute any of its duties under the Security Documents by or through its agents, officers or employees. Neither the Collateral Agent nor any of its agents, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss unless any of the foregoing shall happen through its or their gross negligence or willful misconduct as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction.

         7.05 Reliance on Certain Documents.

         The Collateral Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and with respect to all legal matters shall be entitled to rely on the advice of legal advisors selected by it concerning all matters relating to the Security Documents and its duties hereunder and thereunder and otherwise shall rely on such experts as it deems necessary or desirable, and shall not be liable to any Noteholder or any other Person for the consequences of such reliance.

         7.06 Collateral Agent May Have Separate Relationship with Obligation Parties.

         The Collateral Agent (or any Affiliate of the Collateral Agent) may, notwithstanding the fact that it is the Collateral Agent, generally engage in any kind of business with any such party in the same manner and to the same effect as though it were not the Collateral Agent; and such business shall not constitute a breach of any obligation of the Collateral Agent to the other Noteholders.

         7.07 Indemnification of Collateral Agent.

         Each of the Noteholders, ratably on the basis of the respective principal amounts of the Notes outstanding at the time of the occurrence giving rise to the below liabilities, losses, etc., agree to indemnify the Collateral Agent for any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent, in any way relating to or arising out of the Security Documents or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that neither no Noteholder shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct on the part of the Collateral Agent as shall have been determined in a final nonappealable judgment of a court of competent jurisdiction. This Paragraph 7.07 shall survive the termination of this Agreement. Prior to taking any action hereunder as Collateral Agent, the Collateral Agent may require each Noteholder to deposit with it sufficient sums as it determines in good faith is necessary to protect the Collateral Agent for cost and expenses associated with taking of action, and the Collateral Agent shall have no liability hereunder for failure to take such action unless the Noteholders promptly deposit such sums.

                          SECTION VIII. MISCELLANEOUS

         8.01 Amendments and Waivers.

         The Debtor and the Collateral Agent (with the approval of the Majority Holders) may, from time to time, enter into written waivers, amendments, supplements or modifications hereto for the purpose of adding any provision to this agreement or enter into written instruments waiving any of the requirements of this agreement or any Event of Default and its consequences. In the case of any waiver, the Debtor shall be restored to its former positions and rights hereunder and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

         8.02 Notices.

         Unless this agreement specifically provides otherwise, all notices and communications under this agreement shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in the preamble to this agreement. Notice shall be deemed to have been given and received: (x) if by hand delivery, upon delivery; (y) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (z) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         8.03 No Waiver; Cumulative Remedies.

         No failure to exercise or delay in exercising, on the part of the Collateral Agent, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided to the Collateral Agent are cumulative and not exclusive of any rights, remedies, powers and privileges provided to the Collateral Agent by law. In accordance with this section, the Collateral Agent may exercise its rights, remedies, powers or privileges hereunder in any order it deems appropriate.

         8.04 Indemnification.

         The Debtor agrees to pay, and to hold the Collateral Agent harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (a) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (b) with respect to, or resulting from, any delay in complying with any requirement of law applicable to any of the Collateral or (c) in connection with any of the transactions contemplated by this agreement, except to the extent arising from the gross negligence or willful misconduct of the Collateral Agent. In any suit, proceeding or action brought by the Collateral Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Debtor will save, indemnify and keep the Collateral Agent harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor or such account debtor or obligor or its successors.

         8.05 Governing Law.

         This agreement shall be governed by, and construed and interpreted in accordance with the law of the State of New Jersey.

         8.06 Section Headings.

         The section headings herein are intended for convenience only and shall be ignored in construing this agreement.

         8.07 Entire Agreement.

         All understandings and agreements heretofore made or exchanged between the Debtor and the Collateral Agent with respect to the subject matter hereof are merged into this agreement, which fully, completely, and integrally expresses the understanding of the Debtor and the Collateral Agent concerning the subject matter hereof.

         8.08 Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or enforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         8.09 WAIVER OF TRIAL BY JURY.

         THE DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATED TO THIS AGREEMENT.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                       VERTEX INTERACTIVE, INC.


                                       By: /s/ Nicholas Toms
                                           -------------------------------------
                                           Name:
                                           Title:


                                       MIDMARK INVESTMENTS, INC.


                                       By: /s/ Wayne L. Clevenger
                                           -------------------------------------
                                           Name: Managing Director
                                           Title: Wayne L. Clevenger


                                       MIDMARK CAPITAL II, L.P.,


                                       By:  MidMark Associates II, L.L.C.,
                                            its General Partner


                                       By:  /s/ Wayne L. Clevenger
                                           -------------------------------------
                                           Name: Wayne L. Clevenger
                                           Title: Managing Director


                                       MIDMARK CAPITAL, L.P.,


                                       By  MidMark Associates, Inc.,
                                           its General Partner


                                       By  /s/ Wayne L. Clevenger
                                           -------------------------------------
                                           Name: Wayne L. Clevenger
                                           Title: Managing Director


                                       O'BRIEN LIMITED PARTNERSHIP

                                       By: Denis Newman, General Partner


                                       By:  /s/ Denis Newman
                                           -------------------------------------
                                           Name: Denis Newman
                                           Title: General Partner


                                       JOSEPH R. ROBINSON


                                         /s/ Joseph R. Robinson
                                       -----------------------------------------
                                       Joseph R. Robinson


                                       PAINEWEBBER CUSTODIAN
                                       F/B/O WAYNE LYLE CLEVENGER


                                       By: /s/ Wayne L. Clevenger
                                           -------------------------------------
                                           Name: Wayne L. Clevenger
                                           Title: Managing Director


                                       MATTHEW FINLAY/TERESA FINLAY,
                                       AS JOINT TENANTS


                                       By: /s/ Matthew Finlay
                                           -------------------------------------
                                           Name: Matthew Finlay


                                       By: /s/ Teresa Finlay
                                           -------------------------------------
                                           Name: Teresa Finlay




         Signature Page to the Security and Collateral Agency Agreement